Filed Pursuant to Rule 497(c)
Registration No. 333-195370

INVESTMENT MANAGERS SERIES TRUST

Bridgehampton Value Strategies Fund

803 West Michigan Street

Milwaukee, WI 53233

May 19, 2014

Dear Shareholder:

We are sending this information to you because you are a shareholder of the Bridgehampton Value Strategies Fund (the “Target Fund”), a series of Investment Managers Series Trust (the “Trust”). We are pleased to announce that after careful consideration, Bridgehampton Capital Management LLC (“Bridgehampton”), the Target Fund’s investment adviser, recommended and the Trust’s Board of Trustees approved the reorganization of the Target Fund into The Tocqueville Alternative Strategies Fund, a new series (the “Acquiring Fund”) of The Tocqueville Trust (the “Tocqueville Trust”). The Acquiring Fund is designed to be substantially similar from an investment perspective to the Target Fund.

A Special Meeting of Shareholders (“Special Meeting”) of the Target Fund is to be held at 1:00 p.m., Eastern time on Friday, June 20, 2014, at Tocqueville Asset Management L.P., 40 W. 57th Street, 19th Floor, New York, New York 10019, where shareholders of the Target Fund will be asked to vote on the proposal to reorganize the Target Fund into the Acquiring Fund. A Combined Proxy Statement/Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

The primary purpose of the reorganization transaction (the “Reorganization”) is to move the Target Fund to the Tocqueville family of funds. The Reorganization will shift management oversight responsibility for the Target Fund to Tocqueville Asset Management L.P. (“TAM”) while retaining the current portfolio manager of the Target Fund as the portfolio manager of the Acquiring Fund. In this capacity, the same individual will continue to make day-to-day investment decisions for the Fund. TAM is an experienced provider of investment advisory services to institutional and retail investors, with approximately $3.9 billion in mutual fund and $12.2 billion in overall assets under management as of April 30, 2014. Since 1990, TAM has offered a variety of services and products, including mutual funds, hedge funds and separate accounts. The Reorganization has the potential to expand the Fund’s presence in more distribution channels, increase its asset base and lower operating expenses as a percentage of assets.

As further explained in the enclosed Proxy Statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization and Liquidation, your current shares in the Target Fund will be exchanged for shares of the Acquiring Fund equal in net asset value as of the Reorganization closing date to the net asset value of your shares of the Target Fund. This exchange is expected to be a tax-free exchange for shareholders. You may purchase and redeem shares of the Target Fund in the ordinary course until the last business day before the closing of the Reorganization.

The Reorganization is expected to result in a decrease in the advisory fees payable by the Acquiring Fund as compared to the advisory fees that are currently paid by the Target Fund and is also expected to result in a decrease in the gross and net expense ratio for the shares of the Acquiring Fund as compared to both the Class C and Class I shares of the Target Fund. No sales loads, commissions, or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

If Target Fund shareholders approve the Reorganization, the Reorganization will take effect on or about June 30, 2014. The Acquiring Fund has only one class of shares and, at the closing of the Reorganization, the Class C or Class I shares of the Target Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the Acquiring Fund with the same aggregate value.

The Board of Trustees of the Trust, on behalf of the Target Fund, has unanimously approved the proposed Reorganization, subject to approval by the Target Fund’s shareholders.

More information on the Acquiring Fund, reasons for the proposed Reorganization and benefits to the Target Fund’s shareholders is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization.

Thank you for your continued investment and for your support in this matter.

Sincerely,

/s/ John Zader
John Zader

INVESTMENT MANAGERS SERIES TRUST

Bridgehampton Value Strategies Fund

803 West Michigan Street Milwaukee, WI 53233

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2014

A Special Meeting of shareholders of the Bridgehampton Value Strategies Fund (the “Target Fund”), a series of Investment Managers Series Trust, will be held at 1:00 p.m. (Eastern Time) on Friday, June 20, 2014, at the offices of Tocqueville Asset Management L.P., 40 W. 57th Street, 19th Floor, New York, New York 10019, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement/Prospectus dated May 19, 2014:

1.	To consider the approval of an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all of the assets of the Target Fund to, and the assumption of all liabilities of the Target Fund by, The Tocqueville Alternative Strategies Fund (the “Acquiring Fund”), a newly-created series of The Tocqueville Trust, in exchange for shares of the Acquiring Fund, which would be distributed by the Target Fund to the holders of its shares pro rata, based on the net asset values of the holders’ respective Target Fund shares, in complete liquidation of the Target Fund.

2.	To transact such other business as may properly come before the meeting.

Only shareholders of record of the Target Fund at the close of business on May 5, 2014, are entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof.

By Order of the Board of Trustees

/s/ John Zader
John Zader
President

May 19, 2014

Your vote is important no matter how many shares you owned on the record date. Although you are invited to attend the Special Meeting and vote your shares in person, if you are unable to attend, you may vote your shares by mail, by touch-tone telephone or by the internet.

In order to vote by mail, please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares in person.

In order to vote by telephone or the internet, please see your proxy card for more information and the instructions. However, if you want to change your vote, you may do so by using the proxy card, touch-tone telephone or the internet.

In order to avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy promptly.

INVESTMENT MANAGERS SERIES TRUST

Bridgehampton Value Strategies Fund

803 West Michigan Street

Milwaukee, WI 53233

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: May 19, 2014

Question: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement/Prospectus (the “Proxy Statement”) is a combined proxy statement/prospectus for the Bridgehampton Value Strategies Fund (the “Target Fund”), a series of Investment Managers Series Trust (the “Trust”), and a prospectus for the shares of the new Tocqueville Alternative Strategies Fund (the “Acquiring Fund”), a newly created series of The Tocqueville Trust (the “Tocqueville Trust”). The purposes of this Proxy Statement are to (i) solicit votes from shareholders of the Target Fund to approve the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization and Liquidation (the “Plan”), which is attached as Appendix A to the Proxy Statement, and (ii) provide information regarding the shares of the Acquiring Fund.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move the Target Fund from the Trust to the Tocqueville family of funds. Reconstituting the Target Fund as a series of the Tocqueville Trust has the potential to (i) expand the Fund’s marketing support and presence in more distribution channels, (ii) increase the research and trading resources available to the Fund’s portfolio management team, (iii) increase its asset base, and (iv) lower operating expenses as a percentage of assets.

In connection with the Reorganization, the Target Fund will have a change in investment adviser but no change in the portfolio manager. The investment adviser of the Acquiring Fund will be Tocqueville Asset Management L.P. (“TAM”).

Question: How will the Reorganization work?

Answer: Subject to the approval of Target Fund shareholders, pursuant to the Plan, the Target Fund will transfer all of its assets and all liabilities to the Acquiring Fund in return for shares of the Acquiring Fund. The Target Fund will then distribute the shares it receives from the Acquiring Fund to its shareholders, pro rata, based on the net asset values of the shareholders’ respective Target Fund shares. Subsequently, the Target Fund will liquidate. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and each shareholder will hold shares with the same net asset value as he or she held prior to the Reorganization. If the Reorganization is carried out as proposed, we generally do not expect the transaction will result in the recognition of gain or loss for the Target Fund or its shareholders for federal income tax purposes.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization is expected to be effective on or about June 30, 2014.

Combined Proxy Statement/Prospectus

Question: How will this affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has an identical investment objective and substantially similar investment strategies, as well as the same portfolio manager, as the Target Fund. The primary differences will be (1) both existing share classes of the Target Fund will be collapsed into a single class of shares of the Acquiring Fund (see additional discussion below); (2) a change in investment adviser (although the current portfolio manager will continue to provide day-to-day portfolio management to the Acquiring Fund as an employee of Tocqueville Management Corp., the general partner of TAM); (3) a different fee and expense structure of the Acquiring Fund from those of the Target Fund (see additional discussion below); and (4) a different board of trustees than the Target Fund.

You will receive shares of the Acquiring Fund equal in net asset value as of the Reorganization closing date to the net asset value of your shares of the Target Fund. The Reorganization will not affect the net asset value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization is expected to be tax-free for federal income tax purposes to the Target Fund and its shareholders.

The Reorganization will affect other services currently provided to the Target Fund. Currently, service arrangements are provided to the Trust by UMB Bank, n.a. (custodian), Mutual Fund Administration Corporation (co-administrator), UMB Fund Services, Inc. (co-administrator, transfer agent and fund accountant), and IMST Distributors, LLC (distributor). These services are provided to the Tocqueville Trust by U.S. Bank, N.A. (custodian), TAM (administrator), U.S. Bancorp Fund Services, LLC (sub-administrator, transfer agent and fund accountant), and Tocqueville Securities, L.P. (distributor).

Question: How will both classes of the Target Fund be collapsed into a single class of shares of the Acquiring Fund?

Answer: Each shareholder of the Target Fund will exchange his or her Class C or Class I shares for shares of the Acquiring Fund’s single class with an aggregate net asset value equal to the aggregate net asset value of his or her Target Fund shares.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Funds?

Answer: The management fee for the Acquiring Fund will be 1.30% (at current asset levels), which is lower than the management fee of 1.50% currently paid by the Target Fund. The distribution/service fee (“12b-1 fee”) for the Acquiring Fund will be 0.25% of the Acquiring Fund’s average daily net assets, which is lower than the 1.00% 12b-1 fee paid by the Target Fund Class C shareholders. The Target Fund’s Class I shares do not currently pay a 12b-1 fee and will pay a 0.25% 12b-1 fee as shareholders of the Acquiring Fund. TAM has contractually agreed until at least June 30, 2015 to waive the Acquiring Fund’s management fees and/or reimburse expenses (excluding taxes, dividends and interest expense on short sales, acquired fund fees and expenses, or extraordinary expenses such as litigation) in order to ensure that the Acquiring Fund’s total annual fund operating expenses do not exceed 1.90%, which is lower than the level of the Target Fund’s current expense limitation (2.99% and 1.99% for Class C shares and Class I shares, respectively). Please see “Comparison Fee Table and Examples” in the Proxy Statement for more information about the fees and expenses of the Acquiring Fund.

Combined Proxy Statement/Prospectus	ii

Question: What will happen if the Reorganization is not approved?

Answer: If shareholders of the Target Fund fail to approve the Reorganization, or if the Reorganization does not occur for any other reason, the Board will consider other alternatives for the Target Fund, which may include the Target Fund remaining in the Trust.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your vote is also needed to determine whether the Reorganization is approved. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question: I am a small investor. Why should I bother to vote?

Answer: Your vote makes a difference. If other shareholders like you fail to vote, the Target Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Question: How does the Trust’s Board suggest that I vote?

Answer: After careful consideration and upon the recommendations of Bridgehampton, the Trust’s Board unanimously recommends that you vote “FOR” the Reorganization.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: TAM will pay all direct costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement. The Target Fund will not incur any expenses in connection with the Reorganization. Expenses relating to the Reorganization are estimated to be approximately $150,000.

Question: How do I cast my vote?

Answer: You may vote on the Internet at the website provided on your proxy card or you may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to use these methods of voting. You may also vote by attending the Special Meeting and casting your vote in person.

Question: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call the Target Fund at 1-631-537-0056.

Combined Proxy Statement/Prospectus	iii

May 19, 2014

COMBINED PROXY STATEMENT/PROSPECTUS

FOR THE REORGANIZATION OF

BRIDGEHAMPTON VALUE STRATEGIES FUND a series of INVESTMENT MANAGERS SERIES TRUST 803 West Michigan Street Milwaukee, WI 53233 1-855-226-4600

INTO

THE TOCQUEVILLE ALTERNATIVE STRATEGIES FUND a series of THE TOCQUEVILLE TRUST 40 West 57th Street, 19th Floor New York, New York 10019 1-800-697-3863

This Combined Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Trustees,” or the “Board”) of Investment Managers Series Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Bridgehampton Value Strategies Fund (the “Target Fund”), a series of the Trust managed by Bridgehampton Capital Management LLC (“Bridgehampton”), to be held at the offices of Tocqueville Asset Management L.P., 40 W. 57th Street, 19th Floor, New York, New York 10019, on Friday, June 20, 2014 at 1:00 p.m. Eastern Time. At the Special Meeting, shareholders of the Target Fund will be asked:

1.	To consider the approval of an Agreement and Plan of Reorganization and Liquidation (the “Plan”) providing for the transfer of all of the assets of the Target Fund to, and the assumption of all liabilities of the Target Fund by, The Tocqueville Alternative Strategies Fund (the “Acquiring Fund”), a newly-created series of The Tocqueville Trust (the “Tocqueville Trust”), in exchange for shares of the Acquiring Fund, which would be distributed by the Target Fund to the holders of its shares pro rata, based on the net asset values of the holders’ respective Target Fund shares, in complete liquidation of the Target Fund (the “Reorganization”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Target Fund, provided that such correspondence is received prior to the date of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions, or by attending the Special Meeting and voting in person.

The Target Fund is a series of the Trust, which is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a newly-created series of the Tocqueville Trust, which is an open-end management investment company registered with the SEC and organized as a Massachusetts business trust.

Combined Proxy Statement/Prospectus	iv

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means that these documents are considered legally to be part of this Proxy Statement):

•	Statement of Additional Information to this Proxy Statement, dated May 19, 2014;

•	Prospectus and Statement of Additional Information of the Target Fund, dated May 1, 2014;

•	Annual Report to Shareholders of the Target Fund, dated December 31, 2013.

The Target Fund’s Prospectus dated May 1, 2014 and the Target Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2013, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Target Fund or by calling 1-855-226-4600 or visiting the Target Fund’s website at www.BridgehamptonFunds.com. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The Trust expects that this Proxy Statement will be mailed to shareholders on or about May 21, 2014.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

AN INVESTMENT IN THE ACQUIRING FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Proxy Statement is dated May 19, 2014.

Combined Proxy Statement/Prospectus	v

vi

I.	SUMMARY

The following summary highlights differences between the Target Fund and the Acquiring Fund (each, a “Fund” and together, the “Funds”). This summary is not complete and does not contain all of the information that you should consider before voting on the Plan. This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement and the Plan, which is attached to this Proxy Statement as Appendix A. Shareholders should read this entire Proxy Statement carefully. This Proxy Statement, the accompanying Notice of the Special Meeting of Shareholders and the enclosed proxy card are being mailed to shareholders of the Target Fund on or about May 21, 2014.

The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust, proposes that the Target Fund reorganize into the Acquiring Fund and that each Target Fund shareholder become a shareholder of the Acquiring Fund, pursuant to the Plan. The Board considered the Reorganization at a meeting held on April 15, 2014. The Board believes that the Reorganization is in the best interests of the Target Fund and its shareholders.

Approval of the Plan will constitute approval of the transfer of all of the Target Fund’s assets, the assumption of all of its liabilities, the distribution of the Acquiring Fund’s shares, and the liquidation of the Target Fund. The shares of the Acquiring Fund issued in connection with the Reorganization will have an aggregate net asset value per share (“NAV”) equal in value to the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. The value of a Target Fund shareholder’s account with the Acquiring Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with the Target Fund immediately prior to the Reorganization. No sales charge or fee will be charged to the Target Fund’s shareholders in connection with the Reorganization. Please refer to Section F.3. for a discussion of the Board’s considerations in approving the Reorganization.

The Target Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust. The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. As of March 31, 2014, IMST consisted of 66 portfolios representing approximately $7.3 billion in assets, managed by 30 advisors. The Acquiring Fund is a newly created series of the Tocqueville Trust, an open-end management investment company organized as a Massachusetts business trust. The Tocqueville Trust offers a number of portfolios managed by TAM. As of March 31, 2014, the Tocqueville Trust consisted of 6 portfolios representing approximately $3.9 billion in assets, managed by TAM. The investment objective of each of the Target Fund and the Acquiring Fund is to seek higher returns and lower volatility than the Standard & Poor’s (“S&P”) 500 Index over a 3-5 year time horizon. Each of the Target Fund and the Acquiring Fund is a non-diversified investment company, which means that it may invest a larger portion of its assets in fewer companies than a diversified investment company.

The Target Fund will be the accounting survivor of the Reorganization and the Acquiring Fund will carry over the performance record of the Target Fund.

A.	COMPARISON OF THE TARGET FUND TO THE ACQUIRING FUND

The Target Fund and the Acquiring Fund have identical investment objectives and substantially similar principal investment strategies, which are presented in the table below. The Acquiring Fund has been created as a series of the Tocqueville Trust solely for the purpose of acquiring the Target Fund’s assets and continuing its business and the Acquiring Fund will not conduct any investment operations until after the closing of the Reorganization.

Combined Proxy Statement/Prospectus	1

	Target Fund	Acquiring Fund
Form of Organization	A non-diversified series of the Trust, an open-end investment management company organized as a Delaware statutory trust.	A non-diversified series of the Tocqueville Trust, an open-end investment management company organized as a Massachusetts business trust.
Investment Advisor and Portfolio Manager	Investment Advisor: Bridgehampton Capital Management LLC	Investment Advisor: Tocqueville Asset Management L.P. (“TAM”)
	Portfolio Manager: Kenneth Lee, Portfolio Manager	Portfolio Manager: Same.
Investment Objective	The Fund seeks higher returns and lower volatility than the S&P 500 Index over a 3-5 year time horizon.	Same.
Primary Investment Strategies	The Fund pursues its investment objective by employing a combination of directional (primarily long-biased) and market neutral arbitrage trading strategies that principally entail investments in common stock, convertible securities, and debt securities issued by companies of any market capitalization, primarily in the United States. By implementing these strategies, the Advisor seeks risk-adjusted returns for the Fund that exceed the returns of the S&P 500 Index. The Advisor anticipates that, over time, the Fund’s portfolio will generally exhibit modest, low, or negative correlations to most major US benchmarks and indices as a result of the absolute return orientation of the Advisor.	In pursuing its investment objective, the Alternative Strategies Fund seeks to achieve a positive absolute return over a 1-2 year time horizon irrespective of how the S&P 500 Index performs over that period and to have higher returns and lower volatility than the S&P 500 Index over a 3-5 year time horizon. The Fund pursues its investment objective by employing a combination of long-biased and market neutral arbitrage trading strategies that principally entail investments in common stock, convertible securities, and debt securities issued by companies of any market capitalization, primarily in the United States. Long-biased trades are typically unhedged or partially hedged long positions in bonds and stocks of U.S. companies, and market neutral trades are typically a combination of a long and short position designed to neutralize certain market risks of owning the long position. By implementing these strategies, the Advisor seeks absolute returns over multi-quarter time periods and risk-adjusted returns for the Fund that

Combined Proxy Statement/Prospectus	2

Target Fund	Acquiring Fund

exceed the returns of the S&P 500 Index over longer time periods. The Advisor anticipates that, over time, the Fund’s portfolio will generally exhibit modest, low, or negative correlations to most major U.S. equity and fixed income benchmarks and indices as a result of the absolute return orientation of the Advisor.

The Advisor also expects that the Fund’s use of a combination of equity, fixed income and hedging strategies will result in lower volatility than the S&P 500 Index over a multi-year time frame. In normal times, fixed income instruments have lower volatility than equities and imperfect correlation with equities. The Advisor believes that generally using short positions that are very highly correlated with the corresponding long position to hedge against its long positions may lower volatility and the risk of permanent impairment of capital.

The Advisor also expects that the Fund’s use of a combination of equity, fixed income and hedging strategies will result in lower volatility than the S&P 500 Index over a multi-year time frame. In normal times, fixed income instruments have lower volatility than equities and imperfect correlation with equities. The Advisor believes that generally using short positions that are very highly correlated with the corresponding long position to hedge against its long positions may lower volatility and the risk of permanent impairment of capital. The Fund is not limited as to its asset allocation among different asset classes. As such, the Fund may have 100% of its portfolio invested in any of stocks, bonds or cash-equivalents.

The Advisor will attempt to generate favorable returns for the Fund by using its value investing philosophy as the primary lens for identifying various inefficiencies in equity and fixed income markets. Some of these inefficiencies include misinterpretation of financial data by market participants, under- or over-pricing of volatility, and mis-pricing of bankruptcy risk and liquidity risk.

The Advisor will attempt to generate favorable returns for the Fund by using its value investing philosophy as the primary lens for identifying various inefficiencies in equity and fixed income markets. Some of these inefficiencies include misinterpretation of financial data by market participants, under- or over-pricing of volatility, and mispricing of bankruptcy risk and liquidity risk.

The Advisor believes that inefficiencies will exist regardless of the current direction of the	The Advisor believes that inefficiencies will exist regardless of the current direction of the

Combined Proxy Statement/Prospectus	3

Target Fund	Acquiring Fund
relevant markets. In this sense, these offsetting or “arbitrage” trades that seek to capitalize on market inefficiencies are “market neutral.” Examples of these trading strategies include: convertible arbitrage (e.g., taking a long position in a convertible bond and shorting the related stock); intra-capital structure arbitrage (taking securities of the same issuer outside the framework of convertible arbitrage, including by establishing paired long and short positions); and corporate event arbitrage (trading an issuer’s securities in anticipation of the outcome of some corporate event, decision, or regulatory approval). In general, in implementing a market-neutral strategy the Advisor will seek trades for the Fund that consists of a pair of related securities. In these trades, the relatively undervalued security will be purchased outright and the relatively overvalued security will be sold short, although other permutations are available to the Advisor.	relevant markets. In this sense, these offsetting or “arbitrage” trades that seek to capitalize on market inefficiencies are “market neutral.” Examples of these trading strategies include: convertible arbitrage (e.g., taking a long position in a convertible bond and shorting the related stock); intra-capital structure arbitrage (taking securities of the same issuer outside the framework of convertible arbitrage, including by establishing paired long and short positions); and corporate event arbitrage (trading an issuer’s securities in anticipation of the outcome of some corporate event, decision, or regulatory approval). In general, in implementing a market-neutral strategy the Advisor will seek trades for the Fund that consists of a pair of related securities. In these trades, the relatively undervalued security will be purchased outright and the relatively overvalued security will be sold short, although other permutations are available to the Advisor.
As a result of its investment analysis, the Advisor anticipates that it will also identify favorable investment opportunities for the Fund in equity and fixed income securities that are worth pursuing outside of any market-neutral strategy. These “directional” investments will therefore reflect the Advisor’s assessment that the Fund should hold certain stocks and bonds—not only because of the profit potential identified in those particular securities, but also in order to capture risk premiums associated with owning assets over time.

Combined Proxy Statement/Prospectus	4

Target Fund	Acquiring Fund
The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer positions than a “diversified” mutual fund.	The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer positions than a “diversified” mutual fund.
The Advisor expects that a majority of the Fund’s directional trades will be in long positions. However, the Fund may also take a short position in a security when the Advisor believes that the security is overvalued at its current market price.

The Advisor expects that a majority of the Fund’s un-hedged trades will be in long positions. However, the Fund may also take a short position in a security when the Advisor believes that the security is overvalued at its current market price.

The Fund may purchase distressed securities as part of its strategies, including debt securities that are rated below investment-grade or that are unrated (i.e., “junk” bonds). Investments in junk bonds are speculative in nature and often trade at a substantial discount to their face value because the market perceives a high likelihood that their issuers will default. The Fund’s investments in junk bonds may comprise a significant portion of its portfolio. In addition, the Fund may borrow funds or obtain other forms of leverage (e.g., by entering into short sales) in connection with implementing its investment strategies, subject to applicable regulatory limits and related SEC guidance on asset coverage for certain types of investments with embedded leverage. The Fund also may invest up to 25% of its portfolio in the securities of companies organized and headquartered outside the United States. These investments may include purchases of American Depositary Receipts, which are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company deposited with	The Fund may employ distressed securities as part of its strategies, including debt securities that are rated below investment-grade or that are unrated (i.e., “junk” bonds). Investments in junk bonds are speculative in nature and often trade at a substantial discount to their face value because the market perceives a high likelihood that their issuers will default. The Fund’s investments in junk bonds may comprise a significant portion of its portfolio. In addition, the Fund may borrow funds or obtain other forms of leverage (e.g., by entering into short sales) in connection with implementing its investment strategies, subject to applicable regulatory limits and related SEC guidance on asset coverage for certain types of investments with embedded leverage. The Fund also may invest up to 25% of its aggregate net asset value in the securities of companies organized and headquartered outside the United States, including in emerging markets. These investments may include American Depositary Receipts, which are negotiable receipts issued by a U.S. bank or trust company that evidence ownership

Combined Proxy Statement/Prospectus	5

	Target Fund	Acquiring Fund
the bank or trust company’s office or agent in a foreign country. In addition, the Fund may purchase options, warrants and shares of other investment companies as part of its strategies.

of securities in a foreign company deposited with the bank or trust company’s office or agent in a foreign country. In addition, the Fund may employ options, warrants and shares of other investment companies, including exchange-traded funds (“ETFs”), as part of its strategies.

Certain parts of the Fund’s investment strategy will involve active and frequent trading. As a result, the Fund’s portfolio turnover is expected to exceed 100% on an annual basis, which will result in the Fund incurring transaction costs that detract from performance and affect the tax treatment of the Fund’s gains.

Certain parts of the Fund’s investment strategy will involve active and frequent trading. As a result, the Fund’s portfolio turnover is expected to exceed 100% on an annual basis, which will result in the Fund incurring transaction costs that detract from performance and affect the tax treatment of the Fund’s gains.

When the Advisor believes that current market, economic, political, or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash, cash equivalents, or debt instruments issued by entities that carry an investment-grade rating by a Nationally Recognized Statistical Rating Organizations. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

When the Advisor believes that current market, economic, political, or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash, cash equivalents, or debt instruments issued by entities that carry an investment-grade rating by a Nationally Recognized Statistical Rating Organization. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

The Advisor will generally seek to sell or begin unwinding a position in the Fund’s portfolio if it concludes that it would not enter into that position for the Fund based on current prices. In addition, the Advisor will typically consider tax implications, transaction costs, liquidity constraints, and holding period restrictions in seeking to sell or unwind a position for the Fund.
Distribution	IMST Distributors, LLC is the Fund’s principal underwriter and	Tocqueville Securities, L.P. is the Fund’s principal underwriter and

Combined Proxy Statement/Prospectus	6

	Target Fund	Acquiring Fund
	acts as the Fund’s distributor in connection with the offering of Fund shares. IMST Distributors, LLC is not affiliated with the Trust, Bridgehampton, or any other service provider for the Fund.	acts as the Fund’s distributor in connection with the offering of Fund shares. Tocqueville Securities, L.P. is affiliated with TAM, the Fund’s investment adviser and administrator.
Purchasing, Redeeming and Exchanging Fund Shares

You may purchase or redeem shares of the Fund by mail (Bridgehampton Value Strategies Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201 (for regular mail) or Bridgehampton Value Strategies Fund, 803 West Michigan Street, Milwaukee, Wisconsin 53233-2301 (for overnight or express mail), or by telephone at 1-855-226-4600. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in the Fund is $1,000 for Class C shares for all accounts and $25,000 for Class I shares ($2,000 for IRA accounts). Subsequent investments for all types of accounts may be made with a minimum investment amount of $25. The per account maximum investment for Class C shares is $2 million. The Fund does not have exchange rights.

You may purchase, redeem or exchange Fund shares by mail (The Tocqueville Trust—The Tocqueville Alternative Strategies Fund), c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701 (for regular mail) or 615 East Michigan Street, 3rd Floor (for overnight or express mail), Milwaukee, WI 53201-0701), or by telephone at 1-800-697-3863. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in the Fund is $250 for retirement accounts and $1,000 for all other accounts. Subsequent investments for all types of accounts may be made with a minimum investment amount of $100.
	The Fund has a redemption fee of 2.00% on shares held for 30 days or less.	The Fund has a redemption fee of 2.00% on shares held for 90 days or less.

B.	COMPARISON OF PRINCIPAL INVESTMENT RISKS

Investment in the Acquiring Fund is subject to identical risks as investment in the Target Fund. As with all mutual funds, the Acquiring Fund, like the Target Fund, may expose shareholders to certain market risks that could cause shareholders to lose money. The Acquiring Fund is subject to the following risks:

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Acquiring Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of investments and trades (e.g., short sales). By setting aside assets equal to only its net obligations under cash-settled instruments, the Acquiring Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Acquiring Fund may incur losses on leveraged investments (including the entire amount of the Fund’s investment in such

Combined Proxy Statement/Prospectus	7

investments) even if they are covered. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Below Investment Grade Risk. Debt securities rated below investment grade (often called “junk bonds”) generally have greater credit risk than higher-rated securities and are speculative in nature. Companies issuing high yield, fixed income securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to changes in the economy than those companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Acquiring Fund becoming worthless. The Acquiring Fund may invest in lower quality debt instruments that are issued by firms that are entering (or likely to enter) or emerging from bankruptcy. There may be limited markets for these securities.

Common Stock Risk. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. It is possible that all assets of that issuer will be exhausted before any payments are made to the common stockholders.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels and credit spreads increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline and company specific or prevailing credit spreads decline. However, a convertible security’s market value will also be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security’s conversion value tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases. As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.

If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the influence on the convertible security of the market price of the underlying common stock increases. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders, although generally after senior bondholders and banks.

Convertible Arbitrage Risk. In convertible arbitrage transactions, there is a risk that the perceived mispricing of related securities may not be corrected by movements in market prices. This risk arises from a variety of factors, including corporate actions (e.g., takeovers and special dividend payments) and lack of trading interest or capacity by other market participants. Difficulty in borrowing stock and lack of immediate convertibility pose additional risks.

Corporate Event Arbitrage Risk. In pursuing its market-neutral arbitrage strategies, the Acquiring Fund may purchase a security in connection with the announcement of a merger, tender offer, exchange offer, or other similar transaction. At the time of purchase, the security will have generally risen to a significant premium over its market price prior to the announcement. If the announced transaction is not consummated, the market price of the security will fall, usually to a level at or below the pre-announcement price. In such a scenario, the Acquiring Fund is likely to experience a loss on its position.

Mergers and other announced transactions may not be consummated for a variety of reasons, including:

Successful Takeover Defense. The target, through legal or other means, may successfully defend itself from an unwanted suitor and remain independent even though the offer price represents a premium to where the target’s stock subsequently trades.

Combined Proxy Statement/Prospectus	8

Decline in Financial Performance. A decline in the financial performance of the target or the acquirer could affect the willingness or ability of the parties to complete a transaction and result in its termination.

Rise in Interest Rates. An increase in interest rates during a period when a transaction is pending may increase the financial costs of the acquisition and/or may reduce the earnings of the target or the acquirer, either of which, in turn, may affect the viability of a transaction.

Market Decline. A significant stock market decline may cause the acquirer to reexamine the acquisition and terminate the transaction.

Regulatory Requirements. The consummation of a transaction may require formal approval by various governmental bodies, including competition and securities authorities in the United States and abroad. Any decision by these authorities to delay approval of a transaction could have a material adverse effect on the consummation and timing of a transaction, as would a decision not to issue the necessary approvals.

Market Risk. A common result of the consummation of a risk arbitrage transaction is the receipt of other securities in mergers or exchange offers, as opposed to cash. The holding of a position in the form of securities, as opposed to cash, could, if not properly hedged, result in a decline of the value of the position, depending upon the market’s general performance and other factors.

Liquidity. Securities held as part of a corporate event arbitrage positions may not be readily available for trading.

Credit (or default) Risk. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.

Currency Risk. The NAV of the Acquiring Fund will be adversely affected by the devaluation of foreign currencies or by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund’s stocks are denominated. The Acquiring Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

Emerging Markets Risk. Emerging market securities bear various foreign investment risks discussed above. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. The Acquiring Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on a securities exchange and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve the duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Expropriation Risk. Foreign governments may expropriate the Acquiring Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency,

Combined Proxy Statement/Prospectus	9

or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Acquiring Fund to pursue and collect a legal judgment against a foreign government.

Inflation Risk. Inflation will erode the purchasing power of the cash flows generated by debt securities held by the Acquiring Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

Information Risk. Key information about an issuer, security or market may be inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk. An increase in interest rates will cause the value of a debt security to decline. In general, debt securities with longer maturities are more sensitive to changes in interest rates. It is likely that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions could be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Intra-Capital Structure Arbitrage Risk. In attempting to implement its intra-capital structure arbitrage strategy, the Acquiring Fund is subject to the risk that it may not always be able to borrow a security that it sold short on the expectation that it was relatively over-priced or to close out a short position at a particular time or at an acceptable price. There also is a risk that there may not be a sufficiently liquid market for the securities involved in intra-capital structure arbitrage trades. It is also possible that the management of a company may make decisions affecting the company’s capital structure that run contrary to TAM’s expectations at the time it entered into an arbitrage position for the Acquiring Fund in that company’s securities. This risk may be more acute in cases where the Acquiring Fund has taken long and short positions in different share classes of an issuer.

Legal and Regulatory Risk. The laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

Leveraging Risk. Certain transactions the Acquiring Fund may undertake, including short positions in financial instruments, may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Acquiring Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein.

Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

Manager Risk. The Acquiring Fund’s portfolio manager may use an investment strategy that does not achieve the Fund’s objective or may fail to execute the Fund’s investment strategy effectively.

Market Risk. The market value of a security the Acquiring Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.

Combined Proxy Statement/Prospectus	10

Non-Diversification Risk. As a non-diversified fund, the Acquiring Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than that of a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Acquiring Fund.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on options if changes in their value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Political Risk. Political or social instability or revolution in certain countries in which the Acquiring Fund invests, in particular, emerging market countries, may result in the loss of some or all of the Fund’s investment in these countries.

Portfolio Turnover Risk. Active trading by the Acquiring Fund will result in higher Fund expenses and may also result in an increase in the Fund’s distributions of taxable income.

Quantitative Analysis Risk. TAM uses quantitative analytical tools to identify potential investments for the Acquiring Fund. While these tools are intended to identify favorable trading opportunities for the Acquiring Fund, there can be no guarantee that they will be successful in doing so. In addition, TAM’s quantitative analytical tools rely in part on historical information concerning statistical correlations and other factors relevant to the Acquiring Fund’s investment strategies. It is possible that events may occur that contradict or are not contemplated within the parameters of TAM’s quantitative tools. As a result, there is a risk that TAM’s quantitative tools may not perform as intended. In addition, the utility of TAM’s quantitative tools may be impaired if other participants in the same markets employ similar techniques.

Reinvestment Risk. When interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Risks of Financial Market Volatility. In recent years, the financial markets have experience high levels of volatility. TAM’s market-neutral arbitrage strategies generally seek favorable returns for the Acquiring Fund by exploiting market volatility in some fashion. It is possible, however, that continued high levels of volatility, or periods of low volatility, could disrupt those strategies and adversely affect the Acquiring Fund’s performance. It is possible, however, that continued high levels of volatility, or periods of low volatility, could disrupt those strategies and adversely affect the Acquiring Fund’s performance.

Restricted Securities Risk. The Acquiring Fund may invest in restricted securities, although the Fund does not currently intend to invest more than 5% of its assets in such securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Acquiring Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Acquiring Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Acquiring Fund may get only limited information about the issuer, so it may be less able to predict a loss. Rule 144A debt and convertible bonds are not considered restricted securities unless they would be considered restricted securities if registered.

Combined Proxy Statement/Prospectus	11

Short Sales Risk. In connection with establishing a short position in a security, the Acquiring Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Acquiring Fund replaces the security, the Fund will experience a loss. By investing the proceeds received from selling securities short, the Acquiring Fund is employing leverage, which creates special risks. Furthermore, until the Acquiring Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Acquiring Fund will incur certain transaction fees associated with short selling.

Small- and Mid-Cap Company Risk. Investing in small- or mid-capitalization companies generally involves greater risks than investing in larger, more established ones. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Valuation Risk. The risk that the Acquiring Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently.

C.	COMPARISON FEE TABLE AND EXAMPLES

Fee Table

The following Summary of Target Fund Expenses shows the fees for each class of the Target Fund based on the Target Fund’s fees for the fiscal year ended December 31, 2013. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Summary of Fund Expenses shown for the Acquiring Fund is based on estimated amounts that the Acquiring Fund would have incurred during the twelve months ended October 31, 2013 on a pro forma basis assuming the Reorganization had occurred on November 1, 2012. Actual expenses for the Acquiring Fund after the Reorganization may be higher or lower.

	Target Fund Class C		Target Fund Class I		Acquiring Fund
					(Pro Forma)
Shareholder Fees
(Fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions
(as a percentage of the lesser of the value redeemed or the amount invested)	1.00	%(1)	None		None
Redemption Fee
(as a percentage of amount redeemed)	2.00	%(2)	2.00	%(2)	2.00	%(3)

Combined Proxy Statement/Prospectus	12

	Target Fund Class C			Target Fund Class I			Acquiring Fund
							(Pro Forma)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.50%			1.50%			1.30%
Distribution (12b-1) Fees		1.00%			None			0.25%
Other Expenses		1.75%			1.75%			1.18	%(4)
Dividends and Interest Expense in Short Sales	0.87%			0.87%			0.87%
All Other Expenses	0.88%			0.88%			0.31%

Acquired Fund Fees and Expenses		0.05%			0.05%			0.05	%(5)

Total Annual Fund Operating Expenses		4.30%			3.30%			2.78%
Less: Fee Waivers and/or Expense Reimbursements		-0.39	%(6)		-0.39	%(6)		—

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		3.91	%(6)		2.91	%(6)		2.78%

(footnotes begin on the following page)

(1)	Target Fund Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares sold within 12 months of the date of purchase.
(2)	A redemption fee is imposed on redemptions of Target Fund shares held 30 days or less.
(3)	A redemption fee is imposed on redemptions of Acquiring Fund shares held 90 days or less.
(4)	As the Acquiring Fund has not commenced operations as of the date of this Proxy Statement, “Other Expenses” are based on estimated amounts for the Acquiring Fund’s first fiscal year.
(5)	As the Acquiring Fund has not commenced operations as of the date of this Proxy Statement, “Acquired Fund Fees and Expenses” are based on estimated amounts for the Acquiring Fund’s first fiscal year.
(6)	The Target Fund’s investment adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.99% and 1.99% of the average daily net assets of the Target Fund’s Class C shares and Class I shares, respectively. This agreement is in effect until April 30, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees. The Target Fund’s investment adviser is permitted to seek reimbursement from the Target Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement. Following the Reorganization, this undertaking will no longer apply.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund and the cost of investing in the Acquiring Fund on a pro forma basis with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the specified fund’s operating expenses remain the same. The Example reflects the Target Fund’s investment adviser’s agreement to waive fees and/or reimburse expenses for the first year only. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	Target Fund Class C	Target Fund Class I	Acquiring Fund
			(Pro Forma)
One Year	$494	$294	$281
Three Years	$1,269	$979	$862
Five Years	$2,156	$1,688	$1,469
Ten Years	$4,431	$3,568	$3,109

Combined Proxy Statement/Prospectus	13

D.	PERFORMANCE

Total Return Information for Periods Ended December 31, 2013

The bar chart and table shown below give an indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Target Fund commenced investment operations on June 29, 2012, after the conversion of a limited liability company account, Bridgehampton Multi-Strategy Fund LLC, which commenced operations October 1, 2006 (the “Predecessor Bridgehampton Account”), into Class I shares of the Target Fund. From October 1, 2006 to May 7, 2010, the name of the Predecessor Bridgehampton Account was Bridgehampton Arbitrage LLC. For the relevant periods, the bar chart and the performance table below reflect the performance of the Predecessor Bridgehampton Account prior to the commencement of the operations of the Target Fund’s Class I shares on June 29, 2012. The Target Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Bridgehampton Account. The Predecessor Bridgehampton Account is the only fund or account managed by Bridgehampton with an investment objective and investment policies and restrictions substantially similar to those of the Target Fund, and the Predecessor Bridgehampton Account was managed in substantially the same way as Bridgehampton manages the Target Fund.

The returns for the Predecessor Bridgehampton Account reflect its performance prior to the conversion into the Class I shares of the Target Fund. The Predecessor Bridgehampton Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended (the “Code”), on regulated investment companies. If the Predecessor Bridgehampton Account had been registered under the 1940 Act, the Predecessor Bridgehampton Account’s performance may have been adversely affected. The returns shown are for the Predecessor Bridgehampton Account and the Fund’s Class I shares. Class C shares and Class I shares are invested in the same portfolio of securities. The performance results of the Target Fund’s Class C shares are not yet available, as the Class C shares have been in operation for less than one calendar year. Performance for Class C shares may vary from the performance shown to the extent the expenses for the Class C shares differ. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown. Past performance before and after taxes does not necessarily indicate how the Target Fund or the Acquiring Fund will perform in the future. Returns for each period are adjusted to assume that all charges, expenses, and fees of the Predecessor Bridgehampton Account were deducted during the periods.

The Acquiring Fund has been newly-formed for the purpose of effecting the transactions contemplated by the Plan and in order to carry on the business of the Target Fund following its merger into the Acquiring Fund, and the Acquiring Fund will not commence investment operations until the Reorganization closes. Therefore, no performance information is provided for the Acquiring Fund. The Acquiring Fund’s investment objective is the same as the Target Fund’s investment objective and the Acquiring Fund’s principal investment strategies are substantially the same as those of the Target Fund; however, no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization. The Target Fund expects that it will be both the accounting and performance survivor upon consummation of the Reorganization with the Acquiring Fund.

Combined Proxy Statement/Prospectus	14

Bridgehampton Value Strategies Fund

Annual returns of the Class I shares of the Bridgehampton Value Strategies Fund as of December 31 were as follows for each year shown:

During the period of time shown in the bar chart, the highest return for a calendar quarter was 21.58% (quarter ended 6/30/2009) and the lowest return for a calendar quarter was –17.66% (quarter ended 9/30/2011).

The table below shows the average annual total returns for Class I shares of the Target Fund (and the Predecessor Bridgehampton Account) for the periods ended December 31, 2013. The table also shows how the Target Fund’s (and the Predecessor Bridgehampton Account’s) performance compares with the returns on indexes Bridgehampton believes are useful for comparison purposes in evaluating the Target Fund.1

Average Annual Total Returns for the Target Fund (for the periods ended December 31, 2013) were as follows:

	1 Year	5 Years	Since Inception
			(October 1, 2006)
Bridgehampton Value Strategies Fund
Class I – Return Before Taxes	5.80%	14.14%	6.18%
Return After Taxes on Distributions*	3.44%	13.52%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares*	3.80%	11.22%	4.80%
S&P 500 Index**	32.39%	17.94%	6.86%
HFRX North America Index**	12.54%	4.36%	3.48%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.
**	The returns of the index do not reflect a deduction for fees, expenses or taxes.

[1]	The Acquiring Fund intends to only assume the performance of the Target Fund since it has been a registered investment company and not its performance as an unregistered limited liability company.

Combined Proxy Statement/Prospectus	15

Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

E.	COMPARISON OF INVESTMENT RESTRICTIONS

Except with respect to investment restriction (5) below pertaining to loans, the Acquiring Fund has the same investment restrictions as the Target Fund.

The following fundamental policies and investment restrictions have been adopted by the Acquiring Fund and such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Acquiring Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Acquiring Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Acquiring Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Acquiring Fund.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Acquiring Fund’s assets will not constitute a violation of such restriction.

The Acquiring Fund may not:

(1) Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

(2) Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

(3) Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, (other than securities issued by the U.S. Government, its agencies or instrumentalities);

(4) Purchase or sell real estate or interests in real estate or real estate limited partnerships, although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate investment trusts (“REITs”);

(5) Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund or (b) by engaging in repurchase agreements2; or

(6) Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

[2]	The Target Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

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The Acquiring Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale (except Rule 144A preferred and debt instruments that have or are expected to have a readily available secondary market), securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Disclosure of Portfolio Holdings

A description of the Target Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Target Fund’s Statement of Additional Information. The Acquiring Fund’s policies and procedures with respect to the disclosure of portfolio securities are as follows:

The Acquiring Fund discloses its calendar quarter-end portfolio holdings on its website, http://www.tocqueville.com/mutual-funds, no earlier than 15 calendar days after the end of each quarter. The Acquiring Fund also discloses its top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on its website at least until it is updated for the next month or quarter, respectively, or until the Acquiring Fund files with the SEC its semi-annual or annual shareholder reports or Form N-Q that includes such period. After the Reorganization, the most recent portfolio schedules will be available on its website, as noted above, or by calling toll free at 1-800-697-3863. The Acquiring Fund may terminate or modify this policy at any time without further notice to shareholders. A description of its policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information to this Proxy Statement.

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the Statement of Additional Information, and the Plan. Shareholders should read this entire Proxy Statement carefully.

F.	KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, which is attached to this Proxy Statement as Appendix A. The following summary is qualified in its entirety by reference to Appendix A.

1.	SUMMARY OF THE PROPOSED REORGANIZATION

At a meeting held on April 15, 2014, the Board of the Trust, on behalf of the Target Fund, approved the Plan, which contemplates the transfer to the Acquiring Fund of all of the assets and all liabilities of the Target Fund solely in exchange for shares of beneficial interest of the Acquiring Fund. Following the transfer, shares of the Acquiring Fund will be distributed to shareholders of the Target Fund pro rata, based on the net asset values of the shareholders’ respective Target Fund shares, in liquidation of the Target Fund and the Target Fund will subsequently be dissolved. In connection therewith, the Target Fund will terminate its legal existence.

Both funds are equity funds with the same investment objective and substantially similar investment strategies. The Funds have different investment advisers, but the Acquiring Fund will have the same portfolio manager as the Target Fund.

As a result of the Reorganization, Class C and Class I shares of the Target Fund will be combined into a single class of shares of the Acquiring Fund, and each shareholder of the Target Fund will receive full and fractional shares of the Acquiring Fund equal in value at the time of the Reorganization to the value of such shareholder’s shares of the Target Fund. For the reasons set forth below under “Reasons for the Reorganization,”

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the Board, on behalf of the Target Fund, including each of the Independent Trustees, concluded that the Reorganization would be in the best interest of the shareholders of the Target Fund and the Target Fund and recommends approval of the Plan.

2.	DESCRIPTION OF THE ACQUIRING FUND’S SHARES

The Acquiring Fund shares to be issued to the Target Fund’s shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund will not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees of the Tocqueville Trust can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Acquiring Fund shares will be sold and redeemed based upon the NAV of the Acquiring Fund shares next determined after receipt of the purchase or redemption request, as described herein.

3.	REASONS FOR THE REORGANIZATION

The Board considered the Reorganization at a meeting held on April 15, 2014. The Board requested and received such information as it determined to be necessary to evaluate the proposed Reorganization. At its meeting, the Board received and evaluated materials regarding the Tocqueville Trust and the Acquiring Fund, including the expense structure of the Acquiring Fund, and the effect of the proposed Reorganization on Target Fund shareholders. The trustees who are not “interested persons” of the Trust under the 1940 Act (the “Independent Trustees”) were assisted in their consideration of the proposed Reorganization by their independent legal counsel. Based upon the recommendation of Bridgehampton, the Board’s evaluation of the relevant information prepared by Bridgehampton, TAM and The Tocqueville Trust presented to the Board at the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all the Independent Trustees, determined that the Reorganization of the Target Fund is in the best interests of the Target Fund and its shareholders and that the consummation of the Reorganization will not result in the dilution of the current interest of any such shareholders. The Board considered the following additional matters, among others, in approving the Reorganization:

•	That the investment objective, policies and restrictions of the Target Fund are substantially similar to those of the Acquiring Fund and the same portfolio management team will continue to manage the Acquiring Fund.

•	Upon consummation of the Reorganization, Target Fund shareholders will become shareholders of the Acquiring Fund and will be able to continue to make additional investments in the Acquiring Fund.

•	That (i) the gross and net expense ratios of the Acquiring Fund are expected to be equal to or lower than the Target Fund’s Class C and Class I shares’ gross and net expense ratios; (ii) the management fee for the Acquiring Fund will be 1.30% (at current asset levels), which is lower than the management fee of 1.50% currently paid by the Target Fund; and (iii) TAM has contractually agreed until at least June 30, 2015 to waive the Acquiring Fund’s management fees and/or reimburse expenses (excluding taxes, dividends and interest expense on short sales, acquired fund fees and expenses, or extraordinary expenses such as litigation) in order to ensure that the Acquiring Fund’s total annual fund operating expenses do not exceed 1.90%, which is lower than the level of the Target Fund’s current expense limitation (2.99% and 1.99% for Class C shares and Class I shares, respectively).

•	That shareholders of the Target Fund were being asked to approve the Reorganization, and that the Reorganization would provide shareholders with the options of (i) transferring their investment to a similar fund generally on a tax-free basis in the Reorganization or (ii) redeeming their investment in the Target Funds, which might have tax consequences for them.

•	The potential for the Fund to experience economies of scale as a result of being a series of the Tocqueville Trust because certain fixed costs, such as legal, accounting and trustee expenses, would be shared over a larger fund complex.

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•	The marketing support and fund distribution capabilities of TAM and its affiliates and their commitment to distribute the Fund. The Board also considered that the 0.25% 12b-1 fee of the Acquiring Fund is lower than the 1.00% 12b-1 fee currently paid by Class C shareholders of the Target Fund but that Class I shareholders of the Target Fund do not currently pay any 12b-1 fee and will now pay a 0.25% 12b-1 fee as shareholders of the Acquiring Fund.

•	The expanded investment research and trading resources TAM can provide to the Fund’s portfolio management team.

•	The Reorganization will be effected at NAV. Thus, each Target Fund shareholder will receive shares of the Acquiring Fund having an aggregate net asset value identical to the aggregate net asset value of the shareholder’s existing shares.

•	That the Target Fund shareholders are not expected to recognize gain or loss for federal income tax purposes as a result of the Reorganization.

•	That the cost of the Reorganization (other than the registration fees associated with the shares to be delivered as part of the Reorganization) will not be borne by the Target Fund or its shareholders.

•	TAM’s organizational structure, compliance structure and financial condition.

•	The qualifications and services provided by U.S. Bancorp Fund Services, LLC as the Tocqueville Trust’s sub-administrator, transfer agent and fund accountant and U.S. Bank, N.A. as the Tocqueville Trust’s custodian.

If the Plan is not approved by the Target Fund’s shareholders, or if the Reorganization does not occur for any other reason, then the Board may take further action as it deems to be in the best interests of the Target Fund and its shareholders, subject to approval by the Target Fund’s shareholders if required by applicable law. Such actions may include the Target Fund remaining in the Trust.

4.	FEDERAL INCOME TAX CONSEQUENCES

The exchange of the assets of the Target Fund for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and the liquidation of the Target Fund, are intended to qualify for federal income tax purposes as a reorganization under Section 368(a)(1)(F) of the Code. As a condition to the closing of the proposed transaction, the Funds will each receive an opinion of Paul Hastings LLP, counsel to the Acquiring Fund, to the effect that, based on certain customary assumptions, limitations, and representations, and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

(1)	The Target Fund’s transfer of all of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the Target Fund’s distribution of shares of the Acquiring Fund to the Target Fund’s shareholders actually or constructively in exchange for their Target Fund shares, will qualify as a “reorganization” of the type described in Section 368(a)(1)(F) of the Code. The Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of shares of the Target Fund solely for the shares of the Acquiring Fund (Section 354(a) of the Code and, as applicable, Sections 1036 and 368(a)(1)(E) of the Code);

(3)	The Target Fund will not recognize gain or loss (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, or (ii) upon the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in exchange for their Target Fund shares (Sections 361 and 357(a) of the Code);

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(4)	The Acquiring Fund will not recognize gain or loss upon its receipt of all of the Target Fund’s assets solely in exchange for shares of the Acquiring Fund and Acquiring Fund’s assumption of Target Fund’s liabilities (Section 1032(a) of the Code);

(5)	The tax basis of the shares of the Acquiring Fund received by each of the shareholders of the Target Fund will be the same as the shareholder’s tax basis in the shares of the Target Fund actually or constructively surrendered in exchange therefor (Section 358(a)(1) of the Code);

(6)	The holding period of the shares of the Acquiring Fund received in exchange for Target Fund shares by each of the shareholders of the Target Fund will include the period that the shareholder of the Target Fund held the Target Fund shares actually or constructively surrendered in exchange therefor, provided that such Target Fund shares are held by the shareholder as capital assets on the date of the exchange (Section 1223(1) of the Code);

(7)	The tax basis of the Target Fund’s assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the transaction (Section 362(b) of the Code);

(8)	The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (Section 1223(2) of the Code); and

(9)	The taxable year of the Target Fund will not end as a result of the transaction contemplated by the Plan of Reorganization (Treasury Regulations Section 1.381(b)-1(a)(2)).

Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, including state and local tax consequences, if any.

The opinion of Paul Hastings LLP is based on the Code, Treasury Regulations promulgated thereunder, administrative pronouncements and judicial interpretations thereof, in each case as in effect on the date thereof, all of which are subject to change. An opinion of counsel merely represents counsel’s best judgment with respect to the probable outcome on the merits and is not binding on the Internal Revenue Service or the courts. Accordingly, there can be no assurance that the Internal Revenue Service will not take a contrary position, that the applicable law will not change, or that any such change will not have retroactive effect.

The Target Fund did not have any capital loss carryovers as of December 31, 2013.

5.	COMPARISON OF SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Target Fund and the rights of its shareholders, and the Acquiring Fund and the rights of its shareholders.

Governing Law. The Target Fund is a series of the Trust, which is organized as a Delaware statutory trust. The Acquiring Fund is a series of the Tocqueville Trust, which is organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trust’s operations are governed by its Agreement and Declaration of Trust, as amended (collectively, the “Target Fund’s Trust Instrument”), its By-Laws and applicable state law. The Tocqueville Trust’s operations are governed by its Declaration of Trust, as amended (collectively, the “Acquiring Fund’s Declaration of Trust”), its amended and restated By-Laws and applicable state law.

Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The Target Fund is a series of a Delaware statutory trust and the Acquiring Fund is a series of a Massachusetts business trust. The federal law governing mutual funds applies to both Funds. However, there are differences between Delaware state law and Massachusetts state law. The following is a summary of certain differences between Delaware statutory trusts and Massachusetts business trusts.

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A fund, such as the Acquiring Fund, organized as a series of a Massachusetts business trust is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds. That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.

A fund, such as the Target Fund, organized as a Delaware statutory trust, on the other hand, is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the fund’s governing instrument. For a Delaware statutory trust, unlike a Massachusetts business trust, the law specifically addresses many aspects of corporate governance. The body of Delaware law on the topic is consequently more detailed than in Massachusetts. This detail provides somewhat clearer guidelines as to the rights and obligations of the trust, trustees, and shareholders. In addition, because of the extensive experience of the Delaware courts with corporate governance issues, Delaware is generally perceived to have a more-developed body of corporate case law than other states and to provide greater guidance and firmer precedents on matters of corporate governance.

Shareholder Liability. Under the Delaware Act, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts. Shareholders of a Massachusetts business trust, on the other hand, are shielded only to the extent provided in the declaration of trust. Under the Target Fund’s Trust Instrument, no shareholder of the Target Fund shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any of its series. The Target Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Target Fund solely by reason of being or having been a shareholder of the Target Fund and not because of his or her acts or omissions or for some other reason. With respect to the Acquiring Fund, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the applicable fund’s obligations. However, the Tocqueville Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of such trust and provides for indemnification and reimbursement of expenses out such trust’s property for any shareholder held personally liable for the obligations of such trust.

Trustee Liability. Both a Delaware statutory trust and a Massachusetts business trust can limit a trustee’s personal liability in the declaration of trust. The Target Fund’s Trust Instrument provides that no Trustee of the Trust will be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series, except for liability arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office and in addition, provides for indemnification by the Trust of the Trustees against liability and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which the Trustee may be involved as a party or otherwise by virtue of having been a Trustee. The Acquiring Fund’s Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides the Trustees with indemnification for their liability and expenses except with respect to any matter as to which a Trustee shall have been finally adjudicated (a) not to have acted in good faith in the reasonable belief that the Trustee’s action was in the best interests of the Trust or (b) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Neither a Delaware statutory trust nor a Massachusetts business trust is required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. The Target

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Fund’s Trust Instrument provides for shareholder voting for the election or removal of Trustees; with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareholder approval is required by the 1940 Act; with respect to certain reorganizations of the Trust or any of its series; with respect to certain amendments of the Target Fund’s Trust Instrument; as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any of its series, or their shareholders in certain instances; and as otherwise required by the 1940 Act or other applicable laws. Under the Trust’s Declaration of Trust and By-laws, the shareholders have the power to vote with respect to the election of Trustees; the approval or termination of the Investment Advisory Agreement; the termination of the Trust; a material amendment of the Declaration of Trust, through the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment; regarding whether a claim should be brought derivatively or as a class action on behalf of the Trust or the shareholders to the same extent as the stockholders of a Massachusetts business corporation; and such additional matters as may be required by law or as the Trustees may consider necessary or desirable.

Board of Trustees. The Reorganization will result in a change in the Board that oversees the Target Fund because the Trustees of the Trust are different than the Trustees of the Tocqueville Trust. The Board of the Trust has five trustees, two of whom are “interested persons,” as that term is defined under the 1940 Act, of the Trust. For more information, refer to the Statement of Additional Information dated May 1, 2014 for the Target Fund, which is incorporated by reference into this Proxy Statement. The Board of Trustees of the Tocqueville Trust has seven trustees, two of whom are “interested persons” of the Tocqueville Trust as that term is defined under the 1940 Act. For more information, refer to the Statement of Additional to this Proxy Statement.

6.	COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which the Tocqueville Trust intends to value the securities of the Acquiring Fund are similar to the procedures used by the Target Fund to value its securities. In all cases where a price is not readily available, and no other means is available for determining a price, or under circumstances such as when extraordinary events occur after the close of a relevant market but prior to the close of the New York Stock Exchange (“NYSE”), both the Tocqueville Trust and the Target Fund turn to their fair value procedures for guidance.

The Target Fund

The offering price of each class of the Target Fund’s shares is the NAV of that class. The NAV of a class is determined by dividing (a) the difference between the value of the Target Fund’s securities, cash and other assets and the amount of the Target Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV).

Each NAV takes into account all of the expenses and fees of that class of the Target Fund, including management fees and administration fees, which are accrued daily. The Target Fund’s NAVs are calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for unrestricted business. The Target Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Target Fund does not value its shares, which may significantly affect the Target Fund’s NAVs on days when you are not able to buy or sell Target Fund shares.

The Target Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Target Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Target Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of Bridgehampton, does not represent the security’s fair value), or when, in the judgment of Bridgehampton, events

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have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Target Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Target Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Target Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Target Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Target Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Target Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Target Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs. Other types of portfolio securities that the Target Fund may value at fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of Bridgehampton, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

The Acquiring Fund

The Acquiring Fund’s share price, called its NAV, is calculated as of the close of regular trading on the NYSE (normally at 4:00 p.m., Eastern Time) on each day that the NYSE is open for business (a “Fund Business Day”). It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of the Acquiring Fund’s investments as of the close of trading, plus any cash or other assets less all liabilities by the number of Acquiring Fund shares outstanding. The Acquiring Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received by the close of regular trading on the NYSE are priced according to the NAV per share next determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced according to the NAV per share next determined on the following day.

Acquiring Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Acquiring Fund does not price its shares. In this case, the NAV of the Acquiring Fund’s shares may change on days when you are not able to purchase or redeem your shares.

The Acquiring Fund generally values short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost, unless a market quotation is readily available. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Trustees of the Tocqueville Trust. In determining fair value, the Acquiring Fund will seek to assign a value to the security which it believes represents the amount that the Acquiring Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Acquiring Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Acquiring Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Acquiring Fund’s NAV, which the Acquiring Fund believes affects the value of the security since its last market quotation. Such events

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may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Acquiring Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Acquiring Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any shares of open-end funds held by the Acquiring Fund will be calculated using the NAV of such funds. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

7.	CAPITALIZATION

The capitalization of the Target Fund as of April 30, 2014 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization is as follows:

(unaudited)	Aggregate Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund – Class C	$1,316,145.45	50,006.728	$26.32
Target Fund – Class I	$39,785,440.18	1,503,544.343	$26.46
Acquiring Fund (pro forma)*	$41,101,585.63	1,644,063.425	$25.00

*	Reflects the estimated pro forma capitalization of the Acquiring Fund at April 30, 2014 as though the Reorganization had occurred on April 30, 2014 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

8.	INVESTMENT ADVISOR AND PORTFOLIO MANAGEMENT

The Target Fund and Acquiring Fund have different investment advisers; however, they will have the same portfolio manager.

Investment Advisors.

Target Fund

The Target Fund’s investment adviser is Bridgehampton Capital Management LLC. Pursuant to the advisory agreement between the Target Fund and Bridgehampton, Bridgehampton has full investment discretion and makes all determinations with respect to the investment of the assets of the Target Fund, subject to the general supervision of the Board. Bridgehampton’s principal business office is located at 2304 Main Street, Unit B, Bridgehampton, New York 11932. As of April 30, 2014, Bridgehampton had approximately $63.7 million in assets under management. Bridgehampton has been an investment adviser since 2005 and currently provides investment advice services to, in addition to the Target Fund, institutional and high net worth clients.

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Acquiring Fund

Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, will act as the investment adviser to the Acquiring Fund under an investment advisory agreement which provides that TAM will identify and analyze possible investments for the Acquiring Fund, and determine the amount, timing, and form of those investments. TAM has the responsibility of monitoring and reviewing the Acquiring Fund’s portfolio, on a regular basis, and recommending when to sell the investments. All purchases and sales by TAM of securities in the Acquiring Fund’s portfolio are subject at all times to the policies set forth by the Board of Trustees of the Tocqueville Trust. TAM has been in the asset management business since 1990 and as of April 30, 2014, had more than $12.2 billion in assets under management.

Portfolio Manager.

Target Fund

Kenneth E. Lee is the Managing Member and Chief Investment Officer of Bridgehampton. He has served in those positions capacities since December 2005. Prior joining to the Advisor, until March 2005, Mr. Lee was a Managing Director of Saranac Capital Management, where he managed convertible arbitrage, capital structure arbitrage and cash alternative portfolios. Mr. Lee joined Salomon Brothers Asset Management in 1998 and remained with Citigroup (which purchased Salomon) until Saranac Capital began to manage assets for Citigroup and others as a separate entity. Before entering business school and joining Salomon Brothers, Mr. Lee worked for Brown Brothers Harriman in equity research. Mr. Lee has a B.A. in History from Wesleyan University and an M.B.A. in Finance and Management from the Stern School of Business, New York University.

Acquiring Fund

Mr. Lee will continue to be the portfolio manager of the Acquiring Fund as an employee of Tocqueville Management Corp., the general partner of TAM.

Advisory Fees.

Target Fund

Under its investment advisory agreement, the Target Fund pays an advisory fee at an annual rate of 1.50% on the average daily net assets of the Target Fund. Bridgehampton has agreed to waive fees and/or reimburse expenses as noted in the fee table until at least April 30, 2015.

A discussion regarding the basis for the Target Fund’s Board approving the advisory agreement is available in the Target Fund’s semi-annual report for the period ended November 30, 2013.

Acquiring Fund

Pursuant to the advisory agreement between the Acquiring Fund and TAM, the Acquiring Fund will pay an advisory fee (on average daily net assets) of 1.30% on assets up to $500 million, 1.25% on assets between $500 million and $1 billion, and 1.20% on assets over $1 billion. TAM has contractually agreed to waive the Acquiring Fund’s management fees and/or reimburse expenses in order to ensure that the Acquiring Fund’s total annual fund operating expenses do not exceed 1.90% of its average daily net assets (excluding taxes, dividends and interest expense on short sales, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until at least June 30, 2015 and may not be terminated by TAM before such time.

A discussion regarding the basis for the Acquiring Fund’s Board of Trustees approving the initial advisory agreement will be available in the Acquiring Fund’s annual report for the period ending October 31, 2014.

Combined Proxy Statement/Prospectus	25

9.	DISTRIBUTION

IMST Distributors, LLC (“IMST Distributors”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Target Fund shares. IMST Distributors is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Target Fund has adopted a distribution plan for its Class C shares under Rule 12b-1 of the 1940 Act. Because Rule 12b-1 fees are paid out of the Target Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Target Fund’s Class I shares do not currently pay a 12b-1 fee and the Class C shares pay a 12b-1 fee of 1.00% of their average daily net assets.

Under a distribution agreement with the Trust, IMST Distributors acts as the Target Fund’s agent in connection with the continuous offering of shares of the Target Fund. IMST Distributors is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). IMST Distributors continually distributes shares of the Target Fund on a best efforts basis. IMST Distributors has no obligation to sell any specific quantity of Target Fund shares. IMST Distributors may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution and/or servicing of shares of the Target Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Target Fund and/or Bridgehampton, rather than IMST Distributors, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than IMST Distributors. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Target Fund.

Tocqueville Securities L.P. (“Tocqueville Securities”), a registered broker-dealer and member of FINRA, will act as the distributor for the Acquiring Fund. Tocqueville Securities’ principal business address is 40 W. 57th Street, 19th Floor, New York, New York 10019. As distributor, Tocqueville Securities will be responsible for all purchases, sales, redemptions and other transfers of shares of the Acquiring Fund. Shares of the Acquiring Fund will be offered for sale on a continuous basis at NAV. The Acquiring Fund will adopt a distribution and service plan (the “Acquiring Fund 12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the Acquiring Fund 12b-1 Plan, the Acquiring Fund will pay Rule 12b-1 distribution and service fees of 0.25% per annum of its average daily net assets. The fees are used to pay for distribution activities and for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Acquiring Fund’s assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Acquiring Fund’s 12b-1 Plan is a compensation plan, which means that the fees paid by the Acquiring Fund under the plan are intended to compensate for services rendered, regardless of expenses actually incurred.

10.	PURCHASE AND REDEMPTION PROCEDURES

Purchasing Information

Shares of the Target Fund and Acquiring Fund are offered at the next offering price, which is the NAV per share of the Target Fund or Acquiring Fund, computed after the purchase order and funds are received by the applicable Fund’s transfer agent or certain financial intermediaries, and their agents that have made arrangements with such Fund and are authorized to buy and sell shares of the fund. Each of the Target Fund and Acquiring Fund also offers an automatic investment plan, whereby an existing shareholder may purchase additional shares of the Fund through an Automated Clearing House arrangement.

Minimum Investments. The minimum initial investment for the Target Fund for regular accounts is $1,000 for Class C shares and $25,000 for Class I shares. The minimum initial investment for traditional and Roth individual retirement accounts is $1,000 for Class C and $2,000 for Class I shares. The minimum amount for subsequent purchases is $25 for Class C and Class I shares. The Target Fund has a maximum $2 million investment per account for Class S shares. The minimum initial investment for the Acquiring Fund for regular accounts is $1,000. The minimum initial investment for individual retirement accounts is $250. The minimum amount for subsequent investments is $100. Each Fund may waive these minimums in some cases.

Combined Proxy Statement/Prospectus	26

Redemption Information

Shares of the Target Fund and Acquiring Fund are redeemed at a price equal to the NAV next determined after the applicable fund’s transfer agent receives a redemption request in good order less any applicable redemption fees. A redemption request cannot be processed on days the New York Stock Exchange is closed. In its discretion, the Target Fund may redeem all of the shares held in your account if your balance falls below the Target Fund’s minimum initial investment amount due to your redemption activity, after giving shareholders at least 60 days’ prior written notice of the redemption to give them an opportunity to increase the value of their account above the minimum. The Target Fund will not require that your shares be redeemed if your account drops below the investment minimum due to fluctuations of the Target Fund’s NAV. The Acquiring Fund may redeem the shares in an account if the total value of the account falls below $500 due to redemption, after giving shareholders at least 60 days’ prior written notice of the redemption to give them an opportunity to increase the value of their account above the minimum. Additionally, both the Target Fund and Acquiring Fund have reserved the right to redeem shares “in-kind.”

The Target Fund assesses a 2.00% redemption fee on redemptions of shares within 30 days of purchase. The Acquiring Fund will assess a 2.00% redemption fee on redemptions of shares held 90 days or less. Shares of the Acquiring Fund distributed to Target Fund shareholders as a result of the Reorganization will not be subject to the 2.00% redemption fee. Any additional shares of the Acquiring Fund purchased after the Reorganization will be subject to the 2.00% redemption fee.

Additional shareholder information regarding purchase, redemption and exchange procedures and tax matters for the Acquiring Fund is provided in Appendix B. Additional shareholder account information for the Target Fund is available in its prospectus, which is incorporated herein by reference.

11.	SERVICE PROVIDERS

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the Target Fund. Mutual Fund Administration Corporation, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as the Trust’s other co-administrator, transfer agent, and fund accountant.

U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 will serve as the Acquiring Fund’s custodian. U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202 will serve as the Acquiring Fund’s fund accountant, transfer agent and dividend paying agent. TAM will serve as the Acquiring Fund’s administrator and pursuant to a sub-administration agreement will delegate certain administrative duties to USBFS.

12.	FINANCIAL HIGHLIGHTS

Financial information for the Target Fund is available in its annual report for the year ended December 31, 2013, which is incorporated herein by reference. The Acquiring Fund is newly-created and does not yet have financial history.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Combined Proxy Statement/Prospectus	27

II.	VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the proposal with respect to the Reorganization at the Special Meeting. The Special Meeting will be held at the offices of Tocqueville Asset Management L.P., 40 W. 57th Street, 19th Floor, New York, New York 10019, on Friday, June 20, 2014, at 1:00 p.m. (Eastern Time). Approval of the Reorganization will require the affirmative vote in favor of the Reorganization by at least a majority of the outstanding shares of the Target Fund entitled to vote.

You may vote in one of four ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);

•	on the internet at the website printed on your proxy ballot;

•	call the toll-free number printed on your proxy ballot; or

•	attend the Special Meeting in person.

PLEASE NOTE THAT, TO VOTE VIA TELEPHONE OR THE INTERNET, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Only shareholders of record on May 5, 2014 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

One-third, or thirty-three and one-third percent (33 1/3%), of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Combined Proxy Statement/Prospectus	28

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power. As a result, these shares also will be treated as broker non-votes (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Assuming the presence of a quorum, abstentions and broker non-votes will be treated as shares voted against the proposal. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Approval of a proposal will occur only if a sufficient number of votes are cast “FOR” the proposal. If shareholders of the Target Fund do not vote to approve the Reorganization, or if the Reorganization does not occur for any other reason, the Board will consider other possible courses of action in the best interests of the Target Fund and its shareholders, which may include the Target Fund remaining in the Trust. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

A.	METHOD AND COST OF SOLICITATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The Target Fund expects that the solicitation of proxies will be primarily by mail, internet and telephone. The solicitation may also include facsimile or oral communications by certain employees of Bridgehampton, who will not be paid for these services, or by representatives of other financial intermediaries. In addition, Broadridge has been engaged to assist in the tabulation of proxies, at an estimated cost of $3,000. TAM will pay all of the costs of Broadridge.

B.	RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Target Fund, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by voting again through the toll-free number listed in the enclosed Voting Instructions or through the internet at the website listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

C.	VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, there were 50,006.728 outstanding shares of Class C and 1,536,791.799 outstanding shares of Class I. As the Acquiring Fund is newly-created, there were no outstanding shares as of the Record Date.

Combined Proxy Statement/Prospectus	29

As of May 5, 2014, the Target Fund’s shareholders of record and/or beneficial owners (to the Target Fund’s knowledge) who owned five percent or more of the Target Fund’s shares are set forth below:

Class C Shares	Percentage of Total Outstanding Shares of the Fund

UBS Financial Services, Inc. FBO Charles A. Debenedittis Garden City, NY 11530	19.08%

UBS Financial Services, Inc. FBO RHLTJ Foundation Rancho Santa Fe, CA 92607	15.34%

UBS Financial Services, Inc. FBO Matthew Gomillion New York, NY 10069	9.62%

UBS Financial Services, Inc. FBO A Stein D Blank TTEES New York, NY 10016	5.76%

Class I Shares

JP Morgan Clearing Corp FBO 709-12066-28 (CDMorg Holdings) Brooklyn, NY 11245	13.09%

JP Morgan Clearing Corp FBO 709-13113-11 (CDMorg Holdings) Brooklyn, NY 11245	9.37%

JP Morgan Clearing Corp FBO 709-12066-10 (CDMorg Holdings) Brooklyn, NY 11245	9.30%

As of May 5, 2014, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the Target Fund.

As the Acquiring Fund is newly created, there are no shareholders who own five percent or more of the Acquiring Fund and no Officers and Trustees of the Tocqueville Trust own any shares.

D.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

A beneficial owner of 25% or more of a voting security of a fund is presumed to have “control” of the fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. A person who controls the Target Fund or the Acquiring Fund could have effective control over the outcome of matters submitted to a vote of shareholders of the Funds. Based on the information provided above, as of May 5, 2014, Charles Morgan owned a controlling interest in the Target Fund. As the Acquiring Fund is newly created, it has no shareholders.

Combined Proxy Statement/Prospectus	30

III.	FURTHER INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Reports, proxy statements, registration statements and other information filed by the Target Fund and Acquiring Fund may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

IV.	MISCELLANEOUS MATTERS

A.	OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.	NEXT MEETING OF SHAREHOLDERS

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either the Target Fund or the Trust must be received by the Target Fund or the Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

C.	LEGAL MATTERS

Certain legal matters in connection with the tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed upon by Paul Hastings LLP and Sullivan & Worcester LLP, respectively.

D.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Target Fund for the year ended December 31, 2013, contained in the Target Fund’s 2013 Annual Report to Shareholders, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Investment Managers Series Trust

/s/ John Zader
John Zader
President

Dated: May 19, 2014

Combined Proxy Statement/Prospectus	31

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

This AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the “Agreement”) is dated this 13th day of May, 2014, by and between Investment Managers Series Trust (“IMST”), a Delaware statutory trust, on behalf of its Bridgehampton Value Strategies Fund series (the “Acquired Fund”), and The Tocqueville Trust, a Massachusetts business trust, on behalf of its The Tocqueville Alternative Strategies Fund series (the “Acquiring Fund”). Tocqueville Asset Management L.P. (“TAM”), a Delaware partnership, is a party to this Agreement with respect to Section 15(b) hereof only.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment management companies; and

WHEREAS, the parties hereto desire to provide for the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance and delivery by Acquiring Fund of shares of beneficial interest (par value $.01) (“Shares”) of the Acquiring Fund, which Shares of the Acquiring Fund will thereafter be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and complete cancellation of its shares, with each shareholder being entitled to receive that proportion of the Shares which the net asset value of the shares of the Acquired Fund held by such shareholder bears to the total net asset value of the shares of the Acquired Fund outstanding as of the close of business on the Valuation Date;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. The parties hereto hereby adopt this Agreement, pursuant to section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), as follows: the reorganization will be comprised of the acquisition by the Acquiring Fund of all of the properties and assets of the Acquired Fund, solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, existing on the Closing Date, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, and the liquidation of the Acquired Fund, all upon, and subject to, the terms of the Agreement hereinafter set forth.

The share transfer books of the Acquired Fund will be permanently closed on the Valuation Date and only redemption requests made by shareholders of the Acquired Fund pursuant to Section 22(e) of the Investment Company Act of 1940 (the “Act”) received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Acquired Fund; redemption requests received by the Acquired Fund after that date shall be treated as requests for the redemption of the Shares of the Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 herein.

2. On the Closing Date (as hereinafter defined), all of the assets of the Acquired Fund, existing on the Closing Date, shall be assigned, conveyed, transferred and delivered to, and all of the liabilities of the Acquired Fund, existing on the Closing Date, shall be assumed by, the Acquiring Fund, and the number of full and fractional Shares of the Acquiring Fund having an aggregate net asset value equal to the value of the net assets of the Acquired Fund will be transferred and delivered to the Acquired Fund.

3. The net asset value of Shares of the Acquiring Fund and the value of the net assets of the Acquired Fund to be transferred to the Acquiring Fund shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Shares and the shares of the Acquired Fund shall be done in the manner used by the Acquiring Fund and the Acquired Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by the Acquiring Fund in such computation shall be applied to the valuation of the assets of the

Acquired Fund to be transferred to the Acquiring Fund. Each of the Acquired Fund and the Acquiring Fund hereby agrees to cooperate with the other party in valuing the net assets of the Acquired Fund and agrees to take reasonable steps to ensure that the valuation procedures used by the Acquired Fund and the Acquiring Fund as of the Valuation Time are substantially identical with respect to the securities owned by the Acquired Fund.

4. The closing shall be at Tocqueville Asset Management L.P., 40 W. 57th Street, 19th Floor, New York, New York 10019, at 8:30 a.m., Eastern Time on Monday, June 30, 2014, or at such other time, date or place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either the Acquiring Fund or the Acquired Fund has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date and the Valuation Date shall be postponed until the first business day after the date when neither party has such suspension or postponement in effect; provided, however, that if such suspension by a fund shall continue for a period of 60 days beyond the original Valuation Date, then the other fund party to this Agreement shall be permitted to terminate this Agreement without liability to any party to this Agreement for such termination.

5. As soon as practicable after the Closing Date, the Acquired Fund shall distribute to each of its shareholders, as of the close of business on the Valuation Date, that proportion of the Shares which the net asset value of the shares of the Acquired Fund held by such shareholder bears to the total net asset value of the shares of the Acquired Fund outstanding as of the Valuation Date. All issued and outstanding shares of beneficial interest of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. For the purpose of the distribution by the Acquired Fund of such Shares to its shareholders, the Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Shares of the Acquiring Fund, on the books of the Acquiring Fund, to each shareholder of the Acquired Fund, in accordance with a list (the “Shareholder List”) of its shareholders received from the Acquired Fund; and (b) confirm an appropriate number of Shares has been delivered to each shareholder of the Acquired Fund. No certificates for Shares of the Acquiring Fund will be issued in connection with the reorganization contemplated hereby. Any certificates representing shares of the Acquired Fund shall automatically be cancelled and each holder of a certificate representing shares of the Acquired Fund shall cease to have any rights with respect thereto, except the right to receive Shares as provided herein.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of record of the Acquired Fund, indicating his or her share balance. The Acquired Fund agrees to supply the Shareholder List to the Acquiring Fund not later than the Closing Date.

6. [Intentionally omitted.]

7. Subsequent to the date of approval by shareholders of the Acquired Fund of the transactions contemplated by this Agreement and prior to the Closing Date, to the extent necessary, the parties hereby agree to coordinate their respective portfolios so that, after the closing, the Acquiring Fund will be in compliance with all of its investment policies and restrictions. At the time of delivery of portfolio securities for examination, as provided in Section 8, the Acquired Fund shall deliver to the Acquiring Fund two copies of a list setting forth the securities then owned by the Acquired Fund and the respective adjusted federal income tax basis thereof, including any additional information requested by the Acquiring Fund a reasonable time before the Closing Date that is material to the characterization of such securities or distributions thereon in the hands of the Acquiring Fund.

8. Portfolio securities or written evidence reasonably acceptable to the Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Acquired Fund pursuant to Rule 17f-4 under the Act shall be presented by the Acquired Fund to the Acquiring Fund or, at its request, to its custodian, for examination no later than five business days preceding the Closing Date, it being understood that such holdings may change prior to the Valuation Date. The Acquiring Fund hereby agrees to keep any such information provided prior to the Closing Date confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transactions contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential. All of the Acquired Fund’s assets, including its portfolio securities, as of the Valuation Date shall be delivered, or transferred by appropriate transfer or assignment documents, by the Acquired Fund on the Closing Date to the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be in the form of certified or bank cashier’s checks or by bank wire payable to the order of the Acquiring Fund. The number of full and fractional Shares of the Acquiring Fund being delivered against the securities, assets and cash of the Acquired Fund, registered in the name of the Acquired Fund, shall be delivered to the Acquired Fund on the Closing Date. Such Shares shall thereupon be assigned by the Acquired Fund to its shareholders so that the Shares of the Acquiring Fund may be distributed as provided in Section 5 herein.

If, at the Closing Date, the Acquired Fund is unable to make delivery under this Section 8 to the Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by the Acquired Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or the Acquired Fund’s custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the Acquired Fund will deliver to the Acquiring Fund by or on the Closing Date executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be requested by the Acquiring Fund.

9. The Acquired Fund will discharge all known liabilities, other than those incurred in the ordinary course of business that are associated with assets of the Acquired Fund to be transferred to the Acquiring Fund, prior to the Closing Date. Any liabilities not so discharged and existing on the Closing Date shall be assumed by the Acquiring Fund.

10. As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Declaration of Trust of IMST, as amended, and applicable law, and its legal existence terminated.

11. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of the Acquired Fund shall have authorized the execution of this Agreement and the shareholders of the Acquired Fund shall have approved the transactions contemplated herein, and the Acquired Fund shall have furnished to the Acquiring Fund copies of resolutions to that effect; such shareholder approval shall have been by the vote of a “majority of the shares outstanding and entitled to vote” of the Acquired Fund at a meeting for which proxies have been solicited by the combined proxy statement and prospectus, as amended, which shall include any prospectus and/or report to shareholders of the Acquiring Fund that is included with the materials mailed to shareholders of the Acquired Fund (the “Combined Proxy Statement/Prospectus”).

B. [Intentionally omitted.]

C. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

D. The representations and warranties of the Acquired Fund contained herein shall be true and correct in all material respects at and as of the Closing Date and each of IMST and the Acquired Fund shall have complied with all of the terms of the Agreement and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date, and the Acquiring Fund shall have been furnished with a certificate of the President, Secretary or Treasurer of IMST, on behalf of the Acquired Fund, to this effect dated the Closing Date.

E. On the Closing Date, the Acquired Fund shall have provided to the Acquiring Fund the amount of the capital loss carry-over, net operating loss, and net unrealized appreciation or depreciation, if any, with respect to the Acquired Fund as of the Closing Date.

F. A registration statement filed by the Acquiring Fund under the Securities Act of 1933 on Form N-14 and containing the Combined Proxy Statement/Prospectus shall have become effective under that Act (the “Registration Statement”).

G. That all actions taken by IMST on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Paul Hastings LLP.

H. The Acquired Fund and Acquiring Fund shall have received an opinion, dated the Closing Date, of Paul Hastings LLP, to the same effect as the opinion contemplated by Section 12.G. of this Agreement.

12. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of the Acquiring Fund shall have authorized the execution of this Agreement, and the Acquiring Fund shall have furnished to the Acquired Fund copies of resolutions to that effect, and the shareholders of the Acquired Fund shall have approved the transactions contemplated herein by the requisite vote of such shareholders.

B. [Intentionally omitted.]

C. That The Tocqueville Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund a document dated as of the Closing Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the liabilities of the Acquired Fund existing as of the Closing Date.

D. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

E. That all actions taken by The Tocqueville Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Bingham McCutchen LLP.

F. The representations and warranties of the Acquiring Fund contained herein shall be true and correct in all material respects at and as of the Closing Date and each of The Tocqueville Trust and Acquiring Fund shall have complied with all of the terms of the Agreement and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date, and the Acquired Fund shall have been furnished with a certificate of the President, Secretary or Treasurer of The Tocqueville Trust, on behalf of Acquiring Fund, to this effect dated the Closing Date.

G. The Acquired Fund and Acquiring Fund shall have received an opinion satisfactory in form and substance to the Acquired Fund from Paul Hastings LLP, which shall be entitled to rely in rendering such opinion on customary assumptions, limitations, and representations, including the representations of the Acquired Fund herein and such other customary representations as it deems necessary for purposes of such opinion, to the effect that, for federal income tax purposes:

(a) The Acquired Fund’s transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the Acquired Fund’s distribution of Shares of the Acquiring Fund to the Acquired Fund’s shareholders actually or constructively in exchange for their Acquired Fund shares, will qualify as a

“reorganization” of the type described in Section 368(a)(1)(F) of the Code. The Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of shares of the Acquired Fund solely for the Shares of the Acquiring Fund (Section 354(a) of the Code and, as applicable, Sections 1036 and 368(a)(1)(E) of the Code);

(c) The Acquired Fund will not recognize gain or loss (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or (ii) upon the distribution of the Shares of the Acquiring Fund to the shareholders of the Acquired Fund in exchange solely for their Acquired Fund shares (Sections 361 and 357(a) of the Code);

(d) The Acquiring Fund will not recognize gain or loss upon its receipt of all of the Acquired Fund’s assets solely in exchange for Shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities (Section 1032(a) of the Code);

(e) The tax basis of the Shares of the Acquiring Fund received by each of the shareholders of the Acquired Fund will be the same as the shareholder’s tax basis in the shares of the Acquired Fund actually or constructively surrendered in exchange therefor (Section 358(a)(1) of the Code);

(f) The holding period of the Shares of the Acquiring Fund received in exchange for Acquired Fund shares by each of the shareholders of the Acquired Fund will include the period that the shareholder of the Acquired Fund held the Acquired Fund shares actually or constructively surrendered in exchange therefor, provided that such Acquired Fund shares are held by the shareholder as capital assets on the date of the exchange (Section 1223(1) of the Code);

(g) The tax basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the transaction (Section 362(b) of the Code);

(h) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (Section 1223(2) of the Code); and

(i) The taxable year of the Acquired Fund will not end as a result of the transaction contemplated by this Agreement (Treasury Regulations Section 1.381(b)-1(a)(2)).

H. The Registration Statement shall have become effective under the Securities Act of 1933.

13. IMST, on behalf of the Acquired Fund, hereby represents, warrants, covenants and agrees that:

(a) The Board of Trustees of the Acquired Fund has authorized the execution of this Agreement.

(b) The financial statements of the Acquired Fund as of December 31, 2013, heretofore furnished to the Acquiring Fund, present fairly the financial position, results of operations, changes in net assets and liabilities of the Acquired Fund as of that date, in conformity with accounting principles generally accepted in the United States of America; and to its knowledge, that from December 31, 2013, through the date hereof, there have not been, and through the Closing Date it is not anticipated that there will be, any material adverse change in the business or financial condition of the Acquired Fund, it being agreed that a decrease in the size of the Acquired Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change.

(c) The prospectus and statement of additional information contained in the Acquired Fund’s registration statement under the Act and the Securities Act of 1933, dated October 1, 2013, as amended and supplemented (collectively, the “Acquired Fund Prospectus”), conforms in all material respects to the requirements of the Act and the Securities Act of 1933 and does not contain with respect to IMST or the Acquired Fund any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Acquired Fund’s registration statement, as amended, as of the date of the filing of the last post-effective amendment, conformed in all material respects to the requirements of the Act and the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) It is not aware of any material undisclosed or contingent liability of the Acquired Fund (other than liabilities arising in the ordinary course of business) that is not reflected in the Acquired Fund’s financial statements for the period ended December 31, 2013 and it is not aware of any material legal, administrative, or other proceedings or investigations pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, not reflected in the Acquired Fund Prospectus. Prior to the Valuation Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material known liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2013, whether or not incurred in the ordinary course of business.

(e) There are no material contracts outstanding to which the Acquired Fund is a party other than those disclosed in the Acquired Fund Prospectus or the Combined Proxy Statement/Prospectus, or that have otherwise been disclosed to the Acquiring Fund, which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Valuation Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

(f) IMST satisfies the fund governance standards defined in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the Act.

(g) The Acquired Fund is a validly existing series of IMST, a Delaware statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. IMST is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on IMST or the Acquired Fund. Each of IMST and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(h) All federal and other tax returns and reports of the Acquired Fund required by law to have been filed have been so filed, and all federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the officers of IMST, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(i) For each taxable year of its operations, the Acquired Fund (i) has elected or had in effect an election to qualify, and has qualified or would qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a regulated investment company under Subchapter M of the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code and (iii) has been, and will be as of the Closing Date treated as a separate corporation under Section 851(g) of the Code. The Acquired Fund will have met, as of the Closing Date, all requirements of Subchapter M of the Code for qualification as a regulated investment company that the Acquired Fund is required to have met as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code.

(j) The Acquired Fund will distribute the Shares of the Acquiring Fund it receives in the transaction (which will constitute its only assets) in pursuance of this Agreement.

(k) The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(l) The fair market value of the assets of the Acquired Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the transferred assets are subject.

(m) At the time of the transaction, the Acquired Fund will not have any outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares of beneficial interest in the Acquired Fund.

(n) Acquired Fund assets used to pay expenses of the transaction, and all redemptions and distributions (except for regular, normal dividends and distributions and ordinary course redemptions) made by the Acquired Fund immediately preceding and in connection with the transaction will, in the aggregate, constitute less than one percent of the net assets of the Acquired Fund.

(o) The Acquired Fund will not treat the taxable year of the Acquired Fund as ending as a result of the transaction.

14. The Tocqueville Trust, on behalf of the Acquiring Fund, hereby represents, warrants, covenants and agrees that:

(a) The Board of Trustees of the Acquiring Fund has authorized the execution of this Agreement and the transactions contemplated hereby, and has furnished to the Acquired Fund copies of resolutions to that effect.

(b) The Acquiring Fund is a validly existing series of shares of The Tocqueville Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own properties and assets and to carry out its obligations under this Agreement. The Tocqueville Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on The Tocqueville Trust or the Acquiring Fund. Each of The Tocqueville Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(c) The prospectus and statement of additional information of the Acquiring Fund, which will be included in The Tocqueville Trust’s registration statement under the Act and the Securities Act of 1933, each as from time to time amended or supplemented (collectively, the “Acquiring Fund Prospectus”), (i) will conform in all material respects to the applicable requirements of the Act and the Securities Act of 1933, and (ii) did not as of its date of effectiveness and will not contain, with respect to The Tocqueville Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) It is not aware of any material legal, administrative or other proceedings or investigations pending or, to the knowledge of the Acquiring Fund, threatened against The Tocqueville Trust or the Acquiring Fund, not reflected in the Combined Proxy Statement/Prospectus.

(e) The Registration Statement, as of its effective date and as of the date hereof, conformed in all material respects to the requirements of the Act and the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Combined Proxy Statement/Prospectus, as of its date, as of the date hereof and as of the date of the Acquired Fund shareholder meeting contemplated herein, conforms and will conform in all material respects with the requirements of the Act and the Securities Act of 1933 and does not and will not contain with respect to The Tocqueville Trust or the Acquiring Fund any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f) The Tocqueville Trust satisfies the fund governance standards defined in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the Act.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party other than those disclosed in the Registration Statement or the Combined Proxy Statement/Prospectus, that have otherwise not been disclosed to the Acquired Fund or those entered into in the ordinary conduct of its business and there are no outstanding options or rights to acquire its Shares.

(h) The Shares of the Acquiring Fund which the Acquiring Fund issues to the Acquired Fund pursuant to this Agreement will be duly authorized, legally and validly issued, fully-paid and non-assessable, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof; will conform to the description thereof contained in the Acquiring Fund’s Prospectus, and will be duly registered under the Securities Act of 1933 and the states where registration is required; and the Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect.

(i) The Shares of the Acquiring Fund constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code.

(j) The Acquiring Fund was formed solely for the purpose of effecting the transaction contemplated by this Agreement, has not commenced operations or engaged in any business and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). The Acquiring Fund does not have any shareholders, and immediately following the Closing Date the former shareholders of the Acquired Fund will own all of the Acquiring Fund’s outstanding stock, except that the Acquiring Fund will issue nominal Shares to TAM for purposes of certain organizational matters only.

(k) The Acquiring Fund has not yet been required to file its first federal income tax return. Following the completion of the Acquiring Fund’s taxable year that includes the Closing Date (which shall be a continuation of the Acquired Fund’s taxable year that includes the Closing Date), the Acquiring Fund will file its federal income tax return as a regulated investment company. Until such time, the Acquiring Fund will take all steps necessary to ensure that it will be treated as a separate corporation under Section 851(g) of the Code, and will be treated as a regulated investment company under Sections 851 and 852 of the Code, from and after the time the transaction is consummated.

(l) Following the Closing Date, the Acquiring Fund shall consistently report the transaction as a reorganization under Section 368(a)(1)(F) of the Code, and the Acquiring Fund shall for its taxable year that includes the Closing Date satisfy the requirements necessary to qualify as a regulated investment company that is eligible to compute its federal income tax under Section 852 of the Code. The Acquiring Fund shall not take any action, or cause any action to be taken or fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify for treatment as a regulated investment company for such taxable year.

(m) The Acquiring Fund has no plan or intention (i) to sell or dispose of any of the assets transferred by the Acquired Fund, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company or (ii) to redeem or reacquire any of the shares issued by it, except in the ordinary course of business.

(n) After consummation of the transactions contemplated by the Agreement, the Acquiring Fund will continue to operate the business formerly conducted by the Acquired Fund in a substantially unchanged manner.

(o) Following the transaction, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund’s historic business assets in a business.

(p) The Acquiring Fund does not own, directly or indirectly, any Shares of the Acquired Fund.

15. Each party hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not, as of its date, contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied. Each of the Acquiring Fund and the Acquired Fund also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. The Acquiring Fund hereby represents to and covenants with the Acquired Fund that, if the reorganization becomes effective, the Acquiring Fund will treat each shareholder of the Acquired Fund who received any of the Shares as a result of the reorganization as having made the minimum initial purchase of Shares of the Acquiring Fund received by such shareholder for the purpose of making additional investments in Shares, regardless of the value of the Shares of the Acquiring Fund received. Each party hereby further represents and warrants that:

(a) The aggregate fair market value of the Shares of the Acquiring Fund received by each shareholder of the Acquired Fund will be equal to the aggregate fair market value of the shares of the Acquired Fund surrendered in the exchange;

(b) TAM will pay all of the costs associated with the Reorganization. Notwithstanding the foregoing, no expenses incurred by the Acquired Fund or on its behalf, in connection with the transaction, will be paid or assumed by the Acquiring Fund, TAM, or any other third party, unless those expenses are solely and directly related to the transaction (determined in accordance with the guidelines set forth in Internal Revenue Service Rev. Rul. 73-54 1973-1 C.B. 1897), and no cash or property other than Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses thereof.

(c) There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount; and

(d) Shareholders of the Acquired Fund will not receive any consideration in the transaction for their Acquired Fund shares other than Acquiring Fund Shares.

16. The Trust agrees that it will prepare and file the Registration Statement, which shall contain the Combined Proxy Statement/Prospectus as contemplated by Rule 145 under the Securities Act of 1933. Each party agrees that it will use its best efforts to have the Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

17. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if: (a) the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party not disclosed on the date hereof, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date) or (b) a determination by the party’s Board, as appropriate, that the consummation of the transactions contemplated herein is no longer in the best interest of the party, and to give prompt notice to the other party hereto.

18. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

19. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such fund for the enforcement of any claims against such fund, as neither the trustees, officers, agents nor shareholders of the funds or other series of The Tocqueville Trust or IMST, as the case may be, assume any liability for obligations entered into on behalf of any of the Acquiring Fund or the Acquired Fund.

20. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, The Tocqueville Trust and the Trustees and officers of The Tocqueville Trust (for purposes of this Section, the “Tocqueville Trust Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of The Tocqueville Trust Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of The Tocqueville Trust Indemnified Parties may be involved or with which any one or more of The Tocqueville Trust Indemnified Parties may be threatened by reason of any breach of any representation, warranty or covenant of the Acquired Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact contained in the Acquired Fund Prospectus, or, to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund, contained in the Registration Statement or the Combined Proxy Statement/Prospectus or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to IMST or the Acquired Fund required to be stated therein or necessary to make the statements relating to IMST or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of The Tocqueville Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of IMST or the Acquired Fund. The Tocqueville Trust Indemnified Parties will notify IMST and the Acquired Fund in writing within ten days after the receipt by any one or more of The Tocqueville Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Tocqueville Trust Indemnified Party as to any matters covered by this Section. The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to The Tocqueville Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, The Tocqueville Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section to indemnify and hold harmless The Tocqueville Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of The Tocqueville Trust Indemnified Parties’ first paying the same. Notwithstanding the foregoing, the Acquired Fund shall have no obligation to indemnify or hold harmless The Tocqueville Trust Indemnified Parties with respect to a breach of the representation set forth in Section 13(k) if (i) such breach arises from events occurring or knowledge acquired by the Acquired Fund after the date of this Agreement and (ii) the Acquired Fund informs the Acquiring Fund of the breach prior to the closing (whether or not the closing occurs).

21. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, IMST and the Trustees and officers of IMST (for purposes of this Section, the “Investment Managers Series Trust Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of Investment Managers Series Trust Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Investment Managers Series Trust Indemnified Parties may be involved or with which any one or more of the Investment Managers Series Trust Indemnified Parties may be threatened by reason of any breach of any representation, warranty or covenant of the Acquiring Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact (except to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund) contained in the Registration Statement or the Combined Proxy Statement/Prospectus or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any amounts paid by any one or more of the Investment Managers Series Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of IMST or the Acquiring Fund. The Investment Managers Series Trust Indemnified Parties will notify The Tocqueville Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Investment Managers Series Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Investment Managers Series Trust Indemnified Party as to any matters covered by this Section. The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to the Investment Managers Series Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Investment Managers Series Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section to indemnify and hold harmless the Investment Managers Series Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of the Investment Managers Series Trust Indemnified Parties’ first paying the same.

22. A copy of the Agreement and Declaration of Trust of The Tocqueville Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of The Tocqueville Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of The Tocqueville Trust individually but are binding only upon the assets and property of the Acquiring Fund.

23. A copy of the Agreement and Declaration of Trust of IMST is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of IMST on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of IMST individually but are binding only upon the assets and property of the Acquired Fund.

24. All prior or contemporaneous agreements and representations (written or oral) are merged into this Agreement, which constitutes the entire contract between the parties hereto and may not be changed or terminated orally.

25. This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the shareholders of the Acquired Fund, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

26. At any time prior to the Closing Date, the parties may waive compliance with any of the provisions made for its benefit contained herein by executing a written acknowledgement of such waiver.

27. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

28. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

To the Acquired Fund:

Bridgehampton Value Strategies Fund
Attention: Kenneth Lee
c/o Investment Managers Series Trust
803 West Michigan Street
Milwaukee, Wisconsin 53233
(866) 453-0567 (fax)

With a copy to: Bingham McCutchen LLP

Attention: Michael Glazer
355 South Grand Avenue
Los Angeles, California 90071

To the Acquiring Fund or TAM:

The Tocqueville Trust
or
Tocqueville Asset Management L.P.
Attention: Cleo Kotis
40 West 57th Street, 19th Floor
New York, New York 10019
(646) 827-7699 (fax)

With a copy to: Michael R. Rosella, Esq.

Paul Hastings LLP
75 East 55th Street
New York, New York 10022
(212) 319-4090 (fax)

29. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

INVESTMENT MANAGERS SERIES TRUST on behalf of Bridgehampton Value Strategies Fund

By:	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer

THE TOCQUEVILLE TRUST on behalf of The Tocqueville Alternative Strategies Fund

By:	/s/ Robert W. Kleinschmidt
Name:	Robert W. Kleinschmidt
Title:	President

TOCQUEVILLE ASSET MANAGEMENT L.P. (solely with respect to Section 15(b) hereof)

By:	/s/ Robert J. Kramer
Name:	Robert J. Kramer
Title:	Chief Operating Officer

APPENDIX B

Additional Shareholder Account Information for the Acquiring Fund

Investment Minimums

Minimum Initial Investment

Regular (non-retirement)	$1,000	*
Retirement Account	$250
* The $1,000 minimum investment may be allocated among the funds in The Tocqueville Trust provided that you invest at least $250 in each fund you wish to invest in.

Minimum Subsequent Investment	$100

The Acquiring Fund may reduce or waive the minimum investment requirements in some cases.

Distribution of Fund Shares

The Acquiring Fund will adopt a distribution and service plan (“Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, the Acquiring Fund will pay Rule 12b-1 distribution and service fees of 0.25% per annum of its average daily net assets. The fees are used to pay for distribution activities and for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Acquiring Fund’s assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Tocqueville Securities L.P. (the “Distributor”) or an affiliate may, from time to time, at its expense and out of its own resources, (a source of which may be the 12b-1 fees paid by the Acquiring Fund under the Plan), make cash payments to some but not all brokers, dealers or financial intermediaries (“securities dealers”) for shareholder services, as an incentive to sell shares of the Acquiring Fund and/or to promote retention of their customers’ assets in the Acquiring Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Acquiring Fund’s shares or the amount the Acquiring Fund receives as proceeds from such sales. Revenue sharing payments may be made to securities dealers that provide services to the Acquiring Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support. The Distributor negotiates the level of payments described above to any particular securities dealers with each firm, based on, among other things, the nature and level of services provided by such securities dealers and the significance of the overall relationship of the securities dealers to the Distributor and its affiliate. The amount of these payments may be significant and may create an incentive for the securities dealers to sell shares of the Acquiring Fund to you or to recommend one fund complex over another. Please speak with your securities dealer to learn more about payments made to them by the Distributor or an affiliate. Additional information regarding these payments can be found in the Statement of Additional Information to this Proxy Statement.

In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Acquiring Fund owned by their clients are held of record on the books of the Acquiring Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Acquiring Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to The Tocqueville Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board of Trustees of The Tocqueville Trust may, from time to time, authorize The Tocqueville Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

How to Purchase Shares of the Acquiring Fund

You may purchase shares of the Acquiring Fund through:

•	The Fund’s distributor, Tocqueville Securities L.P.

•	Authorized securities dealers

•	The Fund’s transfer agent, U.S. Bancorp Fund Services, LLC

Shares of the Acquiring Fund have not been registered for sale outside of the United States. The Acquiring Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Methods of Payment:

By Check: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Acquiring Fund will not accept payment in cash or money orders. The Acquiring Fund also does not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Acquiring Fund will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. The Acquiring Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. The Acquiring Fund may refuse to accept certain other forms of payment at its discretion. Note that there is a $25 fee for any returned checks. To purchase by check, you should:

•	Complete and sign the account application

•	Write a check payable to The Tocqueville Trust—The Tocqueville Alternative Strategies Fund

•	Send your account application and check or exchange request to one of the following addresses:

Regular Mail:

•	The Tocqueville Trust—The Tocqueville Alternative Strategies Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Mail or Express:

•	The Tocqueville Trust—The Tocqueville Alternative Strategies Fund

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Mutual Fund Services, 3rd Floor

Milwaukee, WI 53202-5207

The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Acquiring Fund.

By Wire: To purchase by wire, the transfer agent must have received a completed account application before your wire is sent. A purchase order will not be accepted until the Acquiring Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by the close of regular trading on the NYSE to be eligible for same day pricing. Call the transfer agent at 1-800-697-3863 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the NYSE is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

U.S. Bank, N.A.	Credit: U.S. Bancorp Fund
777 E. Wisconsin Ave.	Services, LLC
Milwaukee, WI 53202	Account #: 112952137
ABA # 075-000022

Further credit:
The Tocqueville Trust—The Tocqueville Alternative Strategies Fund
Shareholder name and
account number:

By Internet: Log onto www.tocqueville.com/mutual-funds, print and complete the application and send it along with a check payable to The Tocqueville Trust—The Tocqueville Alternative Strategies Fund. Please mail your application and your check via regular, overnight or express mail to the addresses listed under Methods of Payment—By Check.

After your account is established, you may set a User ID and Password by logging onto www.tocqueville.com/mutual-funds. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the Automated Clearing House (“ACH”) network. Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member. You must provide a voided check with which to establish your bank account instructions in order to complete internet transactions.

By Telephone: To purchase additional shares by telephone, the transfer agent must have received a completed account application where you accepted telephone transaction privileges. After your account has been open for 15 days, you may purchase additional shares by calling 1-800-697-3863. Telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. Each purchase must be $100 or more. You must have banking information established on your account prior to making a purchase. The Acquiring Fund will process your purchase order for same day pricing if received by the close of regular trading on the NYSE.

By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of the Acquiring Fund. The minimum is $100 per transaction. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the transfer agent. In order to participate in the Automatic Investment Plan, your bank must be a member of the ACH network. If your bank rejects your payment, the transfer agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent at least 5 days prior to the effective date.

The Acquiring Fund reserves the right to refuse any purchase or exchange order. In addition, the Acquiring Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control (“OFAC”) regulations; (ii) where the Acquiring Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when notice has been received by the Acquiring Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Acquiring Fund does not issue certificates evidencing shares purchased. Instead, the Acquiring Fund will send investors a written confirmation for all purchases of shares.

Householding: In an effort to decrease costs, the Acquiring Fund will reduce the number of duplicate prospectuses, annual reports, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free 1-800-697-3863 to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Acquiring Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Inactive Accounts: It is important that the Acquiring Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Acquiring Fund as undeliverable. Based upon statutory requirements for returned mail, the Acquiring Fund will attempt to locate the investor or rightful owner of the account. If the Acquiring Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Acquiring Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

How to Redeem Shares

You may redeem shares by mail, telephone, or internet. Payment for shares redeemed will typically be sent on the following business day, but no later than the seventh calendar day after receipt of the redemption request provided the request is in “good order.” A redemption request is in “good order” if it complies with the following:

•	if you have not elected to permit telephone redemptions, your request must be in writing and sent to the transfer agent as described below;

•	if share certificates have been issued, you must endorse the certificates and include them with the redemption request. All signatures on the redemption request and endorsed certificates must be guaranteed by a commercial bank which is a member of the FDIC, a trust company, or a member firm of a national securities exchange; and

•	your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the check clears, whichever occurs first. You may have a check sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH.

In accordance with The Tocqueville Trust’s frequent trading policies and procedures (see below under “Frequent Trading”), the Acquiring Fund assesses a 2.00% redemption fee on redemptions of shares held 90 days or less. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege. The redemption fee will not apply to redemptions of shares where (i) the redemption (including a redemption resulting from an exchange) is made from any employer-sponsored retirement plans, deferred compensation plans and trusts used to fund those plans, (ii) the shares were purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through programs that Tocqueville Asset Management L.P. has determined to have appropriate anti-short-term trading policies in place or as to which Tocqueville Asset Management L.P. has received assurances that effective anti-short-term trading policies and procedures are in place, (iii) the shares were purchased through the reinvestment of dividends or other distributions, (iv) the redemption results from a shareholder’s death or disability, provided, however, that the Acquiring Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (v) the shares are redeemed pursuant to the Systematic Withdrawal Plan, (vi) the shares redeemed were purchased as part of an Automatic Investment Plan and (vii) a redemption is initiated by the Acquiring Fund. Shareholders who purchase shares of the Acquiring Fund through financial intermediaries may be charged a separate redemption fee by those intermediaries.

The Tocqueville Trust will use the first-in, first out (FIFO) method to determine the 90 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 days or less, the redemption fee will be assessed. In determining “90 days” the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on March 28, 2014, for example, will be subject to the fee if they are redeemed on or prior to June 26, 2014. If they are redeemed after June 26, 2014, the shares will not be subject to the redemption fee.

Shareholders who have a Retirement Account must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. For additional information regarding Retirement Account redemptions, please call the transfer agent at 1-800-697-3863.

The transfer agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:

•	Provide your name and account number;

•	Specify the number of shares or dollar amount and the fund name;

•	Sign the redemption request (the signature must be the same as the one on your account application);

•	Make sure all parties that are required by the account registration sign the request; and

•	Send your request to the appropriate address above under purchasing by mail.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	If a change of address request was received by the transfer agent within the last 15 days; and

•	For all redemptions in excess of $1,000,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Acquiring Fund and/or the transfer agent reserves the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation. The Acquiring Fund reserves the right to waive any signature requirement at its discretion.

By Telephone: You may redeem your shares of the Acquiring Fund in any amount up to $1,000,000 by telephone if you authorized telephone redemption on your account application, or if you provided a written request for telephone redemption. A signature guarantee or other acceptable signature authentication may be required to add this service. If an account has more than one owner or authorized person, the Acquiring Fund will accept telephone instructions from any one owner or authorized person. To redeem by telephone, call the transfer agent at 1-800-697-3863 and provide your name and account number, amount of redemption and name of the fund. Once a telephone transaction has been placed, it cannot be canceled or modified. For your protection against fraudulent telephone transactions, the Acquiring Fund will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Acquiring Fund will not be liable for any loss or cost to you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption or exchange is refused. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier. Redemption requests exceeding $1,000,000 must be made in writing (see “By Mail” above).

By Internet: If you are set up to perform Internet transactions (either through your account application or by subsequent arrangements in writing), you may redeem shares in any amount up to $1,000,000 through the Acquiring Fund’s website at www.tocqueville.com/mutual-funds. You must redeem at least $100 for each Internet redemption. Redemption requests for amounts exceeding $1,000,000 must be made in writing (see “By Mail” above). A signature guarantee or other acceptable signature authentication is required of all shareholders in order to change Internet redemption privileges.

Investments Through Securities Dealers. Securities dealers may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Acquiring Fund directly. Accordingly, the net yield to investors who invest through securities dealers may be less than an investor would receive by investing in the Acquiring Fund directly. Securities dealers may also set deadlines for receipt of orders that are earlier than the order deadline of the Acquiring Fund due to processing or other reasons. An investor purchasing through securities dealers should read this Combined Proxy Statement/Prospectus in conjunction with the materials provided by the securities dealers describing the procedures under which Acquiring Fund shares may be purchased and redeemed through the securities dealers. For any questions concerning the purchase or redemption of Acquiring Fund shares through a securities dealer, please call your securities dealer or the Acquiring Fund (toll free) at (800) 697-3863.

Certain qualified securities dealers may transmit an investor’s purchase or redemption order to the Acquiring Fund’s transfer agent after the close of regular trading on the NYSE on a Fund Business Day, on the day the order is received from the investor, as long as the investor has placed his order with the securities dealer by the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Acquiring Fund’s shares determined by the close of regular trading on the NYSE, on the day he placed his order with the qualified securities dealer. Orders received after such time will not result in execution until the following Fund Business Day. Securities dealers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Frequent Trading

The Tocqueville Trust discourages short-term or excessive trading (“frequent trading”) of its funds’ shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the Fund’s share price. Frequent trading may dilute the value of Fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of the Fund’s portfolio, as it may result in the Fund maintaining higher cash balances than it otherwise would or cause the Fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause the Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, to the extent the Acquiring Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, The Tocqueville Trust has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the United States, such as high yield bonds and some small cap equity securities. The Acquiring Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that the Fund’s procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund’s frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available to it at the time and attempt to identify suspicious trading patterns on the omnibus account level.

As indicated above under “How to Purchase Shares of the Acquiring Fund,” the Acquiring Fund reserves the right to refuse any purchase or exchange order for its shares for any reason, including transactions deemed by the Fund to represent frequent trading activity. The Tocqueville Trust may change its policies relating to frequent trading at any time without prior notice to shareholders.

Additional Shareholder Services

Systematic Withdrawal Plan: As another convenience, you may redeem your Fund through the Systematic Withdrawal Plan (Plan). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment must be a minimum of $500. If you elect this method of redemption, the Acquiring Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Acquiring Fund. You may also elect to terminate your participation in this Plan at any time by contacting the transfer agent in writing at least five days prior to the effective date.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Exchange Privilege. Subject to certain conditions, you may exchange shares of the Acquiring Fund for shares of another fund of The Tocqueville Trust at that fund’s then current net asset value. An exchange may be made only in states where shares of the funds are qualified for sale. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through the exchange. Exchanges must be made between accounts having identical registrations and addresses. Exchanges may be authorized by telephone.

You may also exchange shares of any or all of an investment in the Acquiring Fund for shares of the First American Prime Obligation Fund (a “Money Market Fund”), the First American Government Obligations Fund (a “Money Market Fund”), or the Nuveen Intermediate Term Bond Fund (a “Bond Fund”). This Exchange Privilege is a convenient way for you to buy shares in a Money Market Fund or Bond Fund in order to respond to changes in your investment goals or market conditions. Before exchanging into a First American Money Market or the Nuveen Intermediate Term Bond Fund, you should read the First American Funds’ Prospectus or the Prospectus for the Nuveen Intermediate Term Bond Fund and confirm that such shares are offered in your state of residence. To obtain a First American Funds Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The First American Funds are managed by U.S. Bancorp Asset Management, an affiliate of U.S. Bancorp Fund Services, LLC. The First American Funds are not affiliated with The Tocqueville Trust. To obtain a Nuveen Intermediate Term Bond Fund Prospectus and the necessary exchange authorization forms, call 1-800-257-8787. The Nuveen Intermediate Term Bond Fund is managed by U.S. Bancorp Asset Management, an affiliate of U.S. Bancorp Fund Services, LLC. The Nuveen Intermediate Term Bond Fund is not affiliated with The Tocqueville Trust.

Because frequent trading can hurt the Acquiring Fund’s performance and shareholders, the Acquiring Fund reserves the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from using the Exchange Privilege at any time, without notice. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares. The transfer agent charges a $5 fee for each telephone exchange, which is currently paid by Tocqueville Asset Management L.P.

An exchange of shares in the Fund pursuant to the Exchange Privilege is, in effect, a redemption of shares in the Fund followed by the purchase of shares of the investment company into which the exchange is made and may result in a shareholder realizing a taxable gain or loss for federal income tax purposes. In addition, redemptions resulting from an exchange made pursuant to the Exchange Privilege may be subject to a redemption fee if such shares are held for 90 days or less. For a complete description of when the redemption fee is applicable to redemptions of Fund shares (including redemptions resulting from an exchange made pursuant to the Exchange Privilege), please read the section entitled “How to Redeem Shares.” Furthermore, each time you make an exchange under the Exchange Privilege, you are effectively redeeming your shares in the Fund. Each exchange, and additional exchanges, are thus potentially subject to the redemption fee provisions as described above.

Check Redemption. You may request on the Purchase Application or by later written request to establish check redemption privileges for the First American Prime Obligation Fund. The redemption checks (“Checks”) will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the transfer agent.

Additional Exchange and Redemption Information

Small Accounts. The Acquiring Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days if any portion of the shares to be redeemed represents a recent investment made by check. U.S. Bancorp Fund Services, LLC, the Acquiring Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned. The shareholder will also be responsible for any losses suffered by the Acquiring Fund as a result This delay can be avoided by purchasing shares by wire.

Exchange Limit. In order to limit expenses, or pursuant to the Funds’ frequent trading policies, we reserve the right to limit the total number of exchanges you can make in any calendar year.

Suspension of Redemptions. We may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the SEC.

Verification of Identity. In accordance with applicable customer identification regulations, the Acquiring Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Acquiring Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.

Dividends and Capital Gains Distributions. The Acquiring Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for the Acquiring Fund are normally declared and paid at least annually. Net capital gains (if any) for the Acquiring Fund are also normally declared and paid at least annually.

Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Tocqueville Fund. Dividends and capital gains distributions generally will be taxable regardless of the manner in which you choose to receive them. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Acquiring Fund reserves the right to reinvest the distribution check in your account, at the Acquiring Fund’s current net asset value, and to reinvest all subsequent distributions. You may authorize either of these options by calling the transfer agent at 1-800-697-3863. You may also submit a written request or an account option change form to change your distribution option to the Acquiring Fund’s transfer agent at P.O. Box 701 Milwaukee, WI 53201-0701. Any changes should be received by the transfer agent before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend. If you own shares of the Acquiring Fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a return of basis (your cost); however the distribution will be subject to federal income taxes.

Tax Matters

The following tax information is based on tax laws and regulations in effect on the date of this Combined Proxy Statement/Prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in the Acquiring Fund as well as for information on foreign, state and local taxes which may apply. A statement that provides the federal income tax status of the Acquiring Fund’s distributions will be sent to shareholders at the end of each year.

Qualification as a Regulated Investment Company. For each taxable year, the Acquiring Fund intends to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Acquiring Fund will not be subject to federal income tax on the income and gains it distributes to shareholders so long as it satisfies certain requirements that are described in the Statement of Additional Information. If the Acquiring Fund fails to qualify as a regulated investment company, it will be subject to tax as a regular corporation. There can be no assurance that the distributions of the Acquiring Fund will eliminate all taxes in all periods at the Fund level.

Distributions to Shareholders. Distributions to shareholders may consist of ordinary income distributions, capital gain distributions and/or returns of capital. Some dividends received by individuals that consist of reported distributions from the Fund’s investment company taxable income may be eligible for the lower tax rates currently applicable to qualified dividends under federal income tax law, for which the maximum rate is 20 percent if derived from taxable U.S. corporations or certain foreign corporations and if certain holding periods are met. Distributions attributable to short-term capital gains and foreign currency gains derived from sales of securities by the Fund are taxed to shareholders as ordinary income. Distributions of the Fund’s net long-term capital gains derived from selling stocks within its portfolio are treated as long-term capital gains (which generally qualify for reduced rates of tax for non-corporate holders regardless how long you have held your shares. Dividends and net capital gains generally are taken into account in calculating net investment income for purposes of the 3.8% Medicare tax for shareholders in the higher income tax brackets. You will incur taxable income from distributions even if you have them automatically reinvested. A distribution declared in October, November or December to shareholders of record on a specified date in such a month but made in January will be treated for tax purposes as having been distributed on December 31 of the prior year. State and local income taxes also may apply to distributions from the Acquiring Fund.

Gain or Loss on Sale of Shares of the Fund. You will generally recognize a gain or loss when you sell your shares of the Acquiring Fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of the Fund at a loss and repurchase shares of the Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. If you hold your shares as a capital asset, you generally will be eligible for the tax treatment applicable to capital gains with respect to any gain on such sales of shares in the Fund. Generally, the current maximum federal income tax rate on long-term capital gains for non-corporate holders is 20 percent. State and local capital gains taxes also may apply.

Foreign Source Income and Withholding Taxes. Some of the Acquiring Fund’s investment income may be subject to foreign income taxes, some of which may be withheld at the source. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. You should consult with your own tax adviser regarding the impact to you of foreign source income.

Additional information concerning taxation of the Acquiring Fund and its shareholders is contained in the Statement of Additional Information. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Acquiring Fund.

May 19, 2014

STATEMENT OF ADDITIONAL INFORMATION

FOR THE REORGANIZATION OF

BRIDGEHAMPTON VALUE STRATEGIES FUND

a series of INVESTMENT MANAGERS SERIES TRUST

803 West Michigan Street

Milwaukee, WI 53233

1-855-226-4600

INTO

THE TOCQUEVILLE ALTERNATIVE STRATEGIES FUND

a series of THE TOCQUEVILLE TRUST

40 West 57th Street, 19th Floor

New York, New York 10019

1-800-697-3863

This Statement of Additional Information is not a prospectus and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated May 19, 2014, for The Tocqueville Alternative Strategies Fund (the “Acquiring Fund”), a series of The Tocqueville Trust advised by Tocqueville Asset Management L.P. Copies of the Combined Proxy Statement/Prospectus are available by writing The Tocqueville Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling (800) 697-3863.

The Acquiring Fund is a newly-created fund. Bridgehampton Value Strategies Fund (the “Target Fund”), a series of Investment Managers Series Trust, with an identical investment objective and substantially similar policies and strategies as the Acquiring Fund, is expected to be reorganized into the Acquiring Fund on or about June 30, 2014 (the “Reorganization”).

General Information

This Statement of Additional Information relates to the transfer of all of the assets of the Target Fund to, and the assumption of all of the liabilities of the Target Fund by, the Acquiring Fund in exchange for shares of the Acquiring Fund, which would be distributed by the Target Fund to the holders of its shares pro rata, based on the net asset values of the holders’ respective Target Fund shares, in complete liquidation of the Target Fund. Further information is included in the Combined Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation by Reference into the Statement of Additional Information

Because the Acquiring Fund was newly-created for purposes of the Reorganization and has not yet commenced operations, Annual or Semi-Annual Reports to Shareholders are not available. This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission.

1.	Prospectus and Statement of Additional Information dated May 1, 2014, for the Target Fund (filed via EDGAR on April 29, 2014, Accession No. 0001398344-14-002399).

2.	The audited financial statements and related report of the independent public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2013 (filed via EDGAR on March 10, 2014, Accession No. 0001398344-14-001578).

Pro Forma Financial Information

Under the Agreement and Plan of Reorganization and Liquidation, the Target Fund is proposed to be reorganized into the Acquiring Fund. Pro forma financial information has not been prepared for the Reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly-created shell series with no assets or liabilities. The Acquiring Fund will commence investment operations upon completion of the Reorganization and continue the operations of the Target Fund. The Target Fund will be the accounting survivor after the Reorganization.

FUND HISTORY

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust organized on September 17, 1986, currently consisting of seven separate funds (collectively, “The Tocqueville Funds”). Each Fund is an open-end management investment company with a different investment objective. This SAI relates only to The Tocqueville Alternative Strategies Fund (the “Fund” or the “Alternative Strategies Fund”).

The Alternative Strategies Fund is classified as a non-diversified investment company. The Alternative Strategies Fund’s investment objective is to seek higher returns and lower volatility than the Standard & Poor’s (“S&P”) 500 Index over a 3-5 year time horizon. There is minimal emphasis on current income. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund’s Prospectus.

On April 15, 2014, the Board of Trustees of Investment Managers Series Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Bridgehampton Value Strategies Fund, a series of Investment Managers Series Trust, into the Alternative Strategies Fund, a series of The Tocqueville Trust.

INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of the Fund set forth in the Prospectus. The Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this SAI.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk

The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation, and other factors relating to the Fund.

Borrowing

In connection with implementing its investment strategy, the Fund may borrow funds or obtain other forms of leverage (e.g., by entering into short sales) subject to applicable regulatory limits and related Securities and Exchange (“SEC”) guidance on asset coverage for certain types of investments with embedded leverage.

In addition, the Fund may also borrow up to 10% of the value of its total assets from banks at prevailing interest rates for extraordinary or emergency purposes. With respect to borrowing for extraordinary or emergency purposes, the Fund may not purchase additional securities when borrowings exceed 5%.

Convertible Securities

The Fund may invest in convertible securities which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the portfolio managers, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio managers which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in process.

Short Sales

The Fund may make short sales of securities to the extent allowed by applicable federal securities laws. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid high grade debt obligations. The Fund will also be required to deposit in a segregated account established and maintained with the Fund’s custodian, liquid assets to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the security.

Risks Associated with Foreign Investments

Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that the Fund’s foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of the Fund’s portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs, EDRs, GDRs, and CDRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

The value of the Fund’s investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When the Fund invests in foreign securities they will usually be denominated in foreign currency. The Fund may also directly hold foreign currencies and purchase and sell foreign currencies. Thus, the Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. In addition, with regard to foreign securities, a significant event occurring after the close of trading but before the calculation of the Fund’s net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Trust. The Advisor will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Advisor determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s net asset value to be materially inaccurate, the Advisor will seek to have the security “fair valued” in accordance with the Trust’s fair value procedures.

Special Risks Associated with Investments in Emerging Markets

In addition to the risks described above, the economies of emerging market countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia. Governments in emerging market countries may also intervene in their economies and financial markets to a greater degree than more developed countries. As such, foreign investments may be restricted and subject to greater governmental control, including repatriation of sales proceeds. The governments of countries with histories of instability and upheaval may act in an adverse or hostile manner toward private enterprise or foreign investment. The Fund may be exposed to this risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging market countries or by investing in securities denominated in emerging market currencies.

Options Transactions

The Fund may enter into options transactions. The Fund has wide discretion in its use of options for purposes including, but not limited to, hedging, speculation and investment. In particular, the Fund may (i) write covered and uncovered put and call options on securities and stock indices and (ii) purchase put and call options on securities and stock indices, as described under “-Writing Covered and Uncovered Put and Call Options on

Securities and Stock Indices” and “-Purchasing Put and Call Options on Securities and Stock Indices” (“Options Instruments”), respectively. The Fund can employ new Options Instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

The use of Options Instruments is subject to applicable regulations of the SEC, the exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use Options Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of an Options Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in an Options Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of an Options Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the Fund takes a position in an Options Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Options Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Options Instruments on indices may be used to hedge broad market sectors.

Option instruments may also be used for investment or speculative pusposes in lieu of long or short positions in securities.

Special Risks of Options Instruments. Option contracts have value for only a specified period of time and only under certain conditions. The value of a purchased option may go to zero in a short period of time and all money invested in that option may be lost. The use of Options Instruments involves additional considerations and risks, as described below. Risks pertaining to particular Options Instruments are described in the sections that follow.

(1) Successful use of most Options Instruments depends upon the Advisor’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of Options Instruments, there can be no assurance that any particular options strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of an Options Instrument and price movements of the investments being hedged. For example, if the value of an Options Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Options Instruments are traded. The effectiveness of hedges, using Options Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Options Instrument. Moreover, if the price of the Options Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Options Instruments involving obligations to third parties. If the Fund were unable to close out its positions in such Options Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an Options Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Cover for Options Instruments. Some Options Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the Fund’s custodian, in the prescribed amount.

Assets used as collateral or otherwise held in an account cannot be sold while the position in the corresponding Options Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Writing Covered and Uncovered Put and Call Options on Securities and Stock Indices

The Fund may write put and call options on optionable securities or stock indices of the types in which it is permitted to invest from time to time as the Advisor determines is appropriate in seeking to attain their objective. A call option written by the Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. A put option written by the Fund gives the holder the right to force the Fund to purchase the underlying security at a certain price. Options on stock indices are settled in cash.

The Fund will receive a premium for writing put and call options. Such premium may increase the return of the Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing put and call options, the Fund subjects itself to market risk and potential losses in the event the underlying security falls in price (the case of a written put) or rises in price (in the case of a written call).

The Fund may terminate an option it has written prior to the option’s expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option.

The Fund may also write put or call options as part of market neutral or arbitrage trades if the Advisor believes that the market premium (option price) for the option is higher than it should be in light of the Advisor’s expectations for certain events or market fluctuations that the Advisor believes will affect the price of that put or call option. In this case, the Advisor may purchase or sell short shares of the underlying stock as it seeks to unlock this mis-pricing.

Purchasing Put and Call Options on Securities and Stock Indices

The Fund may purchase put options on securities and stock indices. Such purchases may be for the purpose of hedging or for the purpose of betting that the underlying securities or indices will decline in price. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs.

The Fund also may purchase call options on stock indices or securities. Such purchases may be for the purpose of hedging or for the purpose of betting that the underlying securities or indices will increase in price. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs.

The Fund may also purchase put or call options as part of market neutral or arbitrage trades if the Advisor believes that the market premium (option price) for the option is lower than it should be in light of the Advisor’s expectations for certain events or market fluctuations that the Advisor believes will affect the price of that put or call option. In this case, the Advisor may purchase or sell short shares of the underlying stock or bonds of the underlying company as it seeks to unlock this mis-pricing.

Risk Factors in Options Transactions

In considering the use of options, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security or index contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Advisor’s ability to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Forward Foreign Currency Transactions

The Fund may invest in forward foreign currency exchange contracts (“forward contract”). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a Fund that utilizes these instruments. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund’s use of such contracts will include, but not be limited to, the following situations:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Fund’s Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Advisor to the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into forward contracts for any other purpose consistent with its investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Exclusion from Definition of Commodity Pool Operator

Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Trust has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Trust are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, certain currency transactions, swaps (including securities futures, broad-based stock index futures and financial futures contracts).

Warrants

The Fund may invest in warrants (issued by U.S. and foreign issuers) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants issued by foreign issuers may also be subject to the general risk associated with an investment in a foreign issuer, as set forth under “Risks Associated With Foreign Investments.”

Illiquid or Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities are likely to have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the 1933 Act (“4(2) Paper”). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees (the “Trustees”). The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Exchange-Traded Funds

The Fund may purchase or sell short shares of exchange-traded funds (“ETFs”). Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies, which are described below under the heading “Investments In Other Investment Companies.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Closed-End Funds

The Fund may purchase or sell short shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Investments in Other Investment Companies

The Fund may invest in other investment companies. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. The Advisor has agreed to waive its management fees with respect to the portion of the Fund’s assets invested in shares of any other portfolio of The Tocqueville Trust.

Repurchase Agreements

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Fund will receive interest from the institution until the time when the repurchase is to occur.

The Fund will receive as collateral U.S. “government securities,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor (the “Advisor”) deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are designated on the Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by the Fund.

Investments in Debt Securities

With respect to investment by the Fund in debt securities, there is no requirement that any such securities be rated by a recognized rating agency. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

U.S. Government Securities

The Fund may invest in or sell short some or all of the following U.S. government securities:

•	U.S. Treasury Bills – Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

•	U.S. Treasury Notes and Bonds – Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

•	Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

•	“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

•	“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

•	“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. Government. Instead, they have been supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. Government securities. If a government sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely affected. In addition, changes in Federal law or in regulations may adversely affect the value of these securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Recent Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement were both intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs.

The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in is role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.

Temporary Investments

Current income is not an objective of the Fund, and any current income derived from the Fund’s portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Advisor, the Fund may invest up to 100% of its assets in U.S. Government obligations or “high-quality” debt obligations of companies incorporated and having principal business activities in the United States. When the Fund’s assets are so invested, they are not invested so as to meet the Fund’s investment objective. High-quality short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization (“NRSRO”) (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Advisor to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

The Fund has flexibility in its asset allocation and 100% of the portfolio may be invested in any of stocks, bonds or cash.

INVESTMENT RESTRICTIONS

The following fundamental policies and investment restrictions have been adopted by the Fund and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund’s assets will not constitute a violation of such restriction.

The Fund may not:

(1) Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

(2) Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

(3) Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, (other than securities issued by the U.S. Government, its agencies or instrumentalities);

(4) Purchase or sell real estate or interests in real estate or real estate limited partnerships, although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate investment trusts (“REITs”);

(5) Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund or (b) by engaging in repurchase agreements; or

(6) Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale (except Rule 144A preferred and debt instruments that have or are expected to have a readily available secondary market), securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted the Advisor’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information, or (b) the conditioning of the receipt of such information along with other representations, including an undertaking not to trade based on the information where such representations precede the transmittal of the information); (3) the disclosure is made to service providers involved in the investment process, administration or custody of the Trust, including its Board of Trustees; or (4) the disclosure is made pursuant to prior written approval of the CCO of the Fund. In determining whether to grant such approval, the CCO shall consider, among other things, whether there is a legitimate business purpose for the disclosure and whether the recipient of such information is subject to an agreement or other requirement to maintain the confidentiality of such information and to refrain from trading based on such information.

Any disclosure made pursuant to Item (4) above shall be reported to the Board at the next quarterly meeting. This policy also permits the Advisor and the Trust to disclose portfolio holdings in connection with (a) quarterly, semi-annual or annual report that is available to the public, or (b) other periodic disclosure that is publicly available. Subject to Items (1) to (4) above, executive officers of the Trust and Advisor are authorized to release portfolio holdings information. The Advisor, the Trust and their respective executive officers shall not accept on behalf of themselves, their affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. This Policy may change at any time without prior notice to shareholders. Any suspected breach of this obligation is required to be reported immediately to the Trust’s CCO and to the reporting person’s supervisor.

Currently, the Trust does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided.

Portfolio holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Advisor and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, financial printers, proxy voting service providers, broker-dealers who are involved in executing portfolio transactions on behalf of the Fund, and pricing information vendors. Portfolio holdings information may also be provided to the Trust’s Board of Trustees.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Advisor or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUND

The overall management of the business and affairs of the Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust for the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreement with an investment advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Trust’s officers subject to the investment objectives and policies of the Fund and to general supervision by the Trust’s Board of Trustees.

The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Trust’s independent registered public accounting firm (the “accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Trust and for pre-approving certain non-audit services performed by the accountants for the Advisor and certain control persons of the Advisor. The Audit Committee also meets with the Trust’s accountants to review the Trust’s financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The members of the Audit Committee are Guy A. Main, Charles W. Caulkins, Alexander Douglas, James W. Gerard, William F. Indoe and William J. Nolan III.

The Board has a Nominating Committee comprised of Guy A. Main, Charles W. Caulkins, Alexander Douglas, James W. Gerard, William F. Indoe and William J. Nolan III to whose discretion the selection and nomination of trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust is committed. This Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so. The Trustees and officers and their principal occupations are noted below. The mailing address for each Trustee and officer is 40 West 57th Street, 19th Floor, New York, NY 10019.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee[2]	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Charles W. Caulkins (57)	Trustee	Indefinite Term, Since 2003	Private Investor from January 2012 – present; Partner, Chora Capital, LLC from June 2010 – December 2011; Director of Marketing, L.R. Global Partners from January 2008 – May 2010; President, Arbor Marketing, Inc. from October 1994 to December 2007.	7	Director, Stepping Stones from January 2012 – present; Director, Phoenix House from January 2001 to 2007.

Alexander Douglas (66)	Trustee	Indefinite Term, Since 2010	President, CEO and owner of Spaulding Law Printing, Inc.	7	None

James W. Gerard (52)	Trustee	Indefinite Term, Since 2001	Managing Director, North Sea Partners, from January 2010-present; Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC) from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present.	7	Director and Treasurer, American Overseas Memorial Day Association, 1998 to present; Director and Treasurer ASPCA, 1998 to 2008; Trustee, Salisbury School, 2005 to present; Director, American Friends of Bleraucourt, 1992 to present.

William F. Indoe (71)	Trustee	Indefinite Term, Since December 2006	Senior Counsel, Sullivan & Cromwell LLP (attorneys-at-law). 1968 – present.	7	Director, Rho Capital Partners, Inc.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee[2]	Other Directorships Held by Trustee
Guy A. Main (77)	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001.	7	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998.

William J. Nolan III (66)	Trustee	Indefinite Term, Since December 2006	Retired. Executive Vice President & Treasurer PaineWebber Inc. 1997-2001.	7	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to 2013; Chair of the Investment Committee, 2009 – present).

INTERESTED TRUSTEES[3] AND OFFICERS

Helen Balk (41)	Treasurer	Indefinite Term, Since 2014	Controller / Treasurer of Tocqueville Asset Management from January 2014 to present; Manager / Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.	N/A	N/A

Elizabeth Bosco (66)	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer of Tocqueville Securities, L.P. from January 2009 to present; Compliance Officer, Tocqueville Securities L.P. and Tocqueville Asset Management from January 1997 to January 2009.	N/A	N/A

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee[2]	Other Directorships Held by Trustee
Robert Kleinschmidt (64)	President and Trustee	Indefinite Term, Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	7	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Cleo Kotis (38)	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005-2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005-2009; Vice President, Reich & Tang Asset Management, LLC from 2002-2009.	N/A	N/A

Thomas Pandick (67)	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present) Tocqueville Asset Management L.P.	N/A	N/A

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee[2]	Other Directorships Held by Trustee
François D. Sicart (70)	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corporation from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	7	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present.

[1]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.
[2]	There are currently seven portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund and The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund.
[3]	“Interested person” of the Trust as defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Advisor.

The Role of the Board

The Board of Trustees (the “Board”) oversees the management and operations of the Tocqueville Trust (the “Trust”). Like most mutual funds, the day-to-day management and operation of the Fund is performed by various service providers to the Trust, such as the Trust’s Advisor, Distributor, Custodian, and Sub-Administrator, each of which is discussed in greater detail in this Statement of Additional Information.

The Board has appointed senior employees of the Advisor as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives quarterly reports from these officers and the Trust’s service providers regarding the Trust’s operations and more frequent reporting of issues identified by the officers as appropriate for immediate Board attention. The Advisor provides periodic updates to the Board regarding general market conditions and the impact that these market conditions may have on the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. The Board also holds special meetings when necessary and from time to time one or more members of the Board may also consult with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Management of the Fund” above. Currently, 75% of the members of the Board are Independent Trustees and each of the Audit and Nominating Committees is comprised entirely of Independent Trustees. The Chairman of the Board has been chairman of the Advisor for over 23 years. The Independent Trustees help identify matters for consideration by the Board. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as chairman of the Advisor, can provide valuable input based on his tenure with the Advisor and experience in the types of securities in which the Fund invests. The Board has also determined that the function and composition of the Audit and Nominating Committees are appropriate means to provide effective oversight on behalf of Trust shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

The Board of Trustees oversees various elements of risk relevant to the business of the Trust. Risk is a broad category that covers many areas, including, without limitation, financial and investment risk, compliance risk, business and operational risk and personnel risk. The Board and its Committees receive and review various reports on such risk matters and discuss the results with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Treasurer and the Trust’s independent public accounting firm and, when appropriate, with other personnel of the Advisor to discuss, among other things, the internal control structure of the Trust’s financial reporting function as well as other accounting issues. The Independent Trustees meet with the Chief Compliance Officer to discuss compliance risks relating to the Trust, the Advisor and the other service providers. In addition, one of the Independent Trustees is a member of the Trust’s Valuation Committee. The full Board receives reports from the Advisor as to investment risks as well as other risks. The full Board also receives reports from the Audit Committee regarding the risks discussed during the committee meetings. Further, the Board discusses operational and administrative risk issues with the officers of the Trust who are also senior personnel of the Advisor.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, most of the Trustees have served on boards for organizations other than the Trust, and have served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

In addition to the information provided in the charts above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Caulkins is experienced with investment and regulatory matters through his former position as a Partner at Chora Capital, an investment firm, as well as from his prior experiences as a Marketing Manager at L.R. Global Partners, a money management firm and the President of Arbor Marketing, Inc. In addition, Mr. Caulkins has experience serving on the boards of several nonprofit organizations and in serving on these boards, Mr. Caulkins has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Caulkins has over 10 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds.

Mr. Douglas is the President, CEO and owner of Spaulding Law Printing, Inc. and understands the various aspects and challenges involved in running a corporation.

Mr. Gerard is experienced with financial, investment and regulatory matters through his position as a Managing Director of North Sea Partners, as well as from his prior position as the Principal at Juniper Capital Group, LLC. Mr. Gerard has experience serving on the boards of numerous nonprofit organizations and in serving on these boards, Mr. Gerard has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Gerard has over 12 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds. Mr. Gerard also serves as an Audit Committee Financial Expert for the Trust and is the Trustee representative of the Trust’s Valuation Committee.

Mr. Indoe is an attorney, with a practice focusing on tax and investment matters. Mr. Indoe also has experience serving as a director for a private equity firm, as well as prior experience on the Board of a predecessor mutual fund, and in serving on these boards, Mr. Indoe has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Indoe has over 7 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds.

Mr. Main is experienced with financial, investment and regulatory matters through his former position as an Executive Vice President of Amwest Insurance Group, Inc. Mr. Main has experience serving on the boards of insurance companies and in serving on these boards, Mr. Main has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Main has over 13 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds. Mr. Main also serves as an Audit Committee Financial Expert for the Trust and is Chairman of the Trust’s Audit Committee.

Mr. Nolan is experienced with financial, investment and regulatory matters through his former position as an Executive Vice President and Treasurer for PaineWebber Inc. Mr. Nolan also served on the Board of Directors of the Public Securities Association (a predecessor of the Securities and Financial Markets Association) from 1988 to 1991. Additionally, Mr. Nolan has experience serving on the board of a nonprofit organization and in serving on this board, Mr. Nolan has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Nolan has over 7 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds. Mr. Nolan also serves as an Audit Committee Financial Expert for the Trust.

Mr. Sicart is chairman of the Advisor. As chairman of the Advisor, Mr. Sicart has intimate knowledge of the Advisor and the Trust, its operations, personnel and financial resources. His position of responsibility at the Advisor, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust. Mr. Sicart has over 26 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds.

Mr. Kleinschmidt is the President and Chief Investment Officer of the Advisor. As President and Chief Investment Officer of the Advisor, Mr. Kleinschmidt has intimate knowledge of the Advisor and the Trust, its operations, personnel and financial resources. His position of responsibility at the Advisor, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust. Mr. Kleinschmidt has over 22 years of experience on the Board of the Trust and therefore understands the regulation, management and oversight of mutual funds.

Since the Fund is a newly-created series of the Trust and was not yet offered as of the date of this SAI, no Trustee beneficially owned shares of the Fund as of December 31, 2013.

The Trust does not pay remuneration to any officer of the Trust. Each disinterested Trustee received $20,000 per Board meeting attended in person or via telephone, $3,000 per special Board meeting attended and $2,500 per Audit Committee meeting attended in person or via telephone. The Audit Committee Chairman and the Trustee serving on the Trust’s Valuation Committee were each paid an additional $2,500 per quarter. The disinterested Trustees’ compensation is allocated by The Tocqueville Funds’ average net assets. See the Compensation Table.

The table below illustrates the compensation paid to each Trustee for the fiscal year ended October 31, 2013*:

Compensation Table

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Charles W. Caulkins, Trustee	$85,000	$0	$0	$85,000
Alexander Douglas, Trustee	$85,000	$0	$0	$85,000
James W. Gerard, Trustee	$95,000	$0	$0	$95,000
William F. Indoe, Trustee	$85,000	$0	$0	$85,000
Robert Kleinschmidt, Trustee	$0	$0	$0	$0
Guy A. Main, Trustee	$95,000	$0	$0	$95,000
William J. Nolan III, Trustee	$85,000	$0	$0	$85,000
François Sicart, Trustee	$0	$0	$0	$0

*	Because the Fund is a newly-created series of the Trust and was not yet offered as of the date of this SAI, the Trustees did not receive any compensation from the Fund during the fiscal year ended October 31, 2013.

Code of Ethics

The Trust and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act and the Advisor has adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes.

Proxy Voting Policies

The Board of Trustees has delegated the responsibility to vote proxies to the Advisor, subject to the Board’s oversight. The Advisor’s proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. The Trust’s voting records relating to portfolio securities for the 12 month period ended June 30, 2013, may be obtained upon request and without charge by calling 1-800-355-7307 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Because the Fund is a newly-created series of the Trust and was not yet offered as of the date of this SAI, no shareholder has owned of record or beneficially 5% or more of the Fund’s shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements

Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, acts as the investment advisor to the Fund under an investment advisory agreement (the “Agreement”). The Agreement provides that the Advisor identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and the form of investment. The Advisor has the responsibility of monitoring and reviewing the Fund’s portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Advisor’s responsibility to cause the purchase and sale of securities in the Fund’s portfolio, subject at all times to the policies set forth by the Trust’s Board of Trustees. In addition, the Advisor also provides certain administrative and managerial services to the Fund. Tocqueville Securities L.P., the Fund’s distributor is an affiliate of the Advisor.

Under the terms of the Agreement, the Fund pays all of its expenses (other than those expenses specifically assumed by the Advisor and the Fund’s distributor) including the costs incurred in connection with the maintenance of its registration under the 1933 Act, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent registered public accounting firm, preparation of shareholder reports, and expenses of Trustee and shareholder meetings. The Agreement may be terminated without penalty on 60 days’ written notice by a vote of the majority of the Trust’s Board of Trustees or by the Advisor, or by holders of a majority of the Fund’s outstanding shares.

The Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor, are expected to initially approve the Agreement for the Fund on June 9, 2014 for a two-year period. After the initial two-year period, the Agreement may be continued in force from year to year, provided that the Agreement is approved by a majority vote of the Trust’s outstanding voting securities or by the Board of Trustees, and by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, by votes cast in person at a meeting specifically called for such purpose.

A discussion regarding the basis of the Board of Trustees’ approval of the Agreement for the Fund will be available in the Fund’s annual report to shareholders for the fiscal year ending October 31, 2014.

Advisory Fees

For the performance of its services under the Agreements, the Advisor will receive a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.30% of the average daily net assets of the Fund on assets up to $500 million, 1.25% of the Fund’s average daily net assets on assets between $500 million and $1 billion, and 1.20% of the Fund’s average daily net assets on assets over $1 billion. The Advisor has contractually agreed to waive the Fund’s management fee and/or reimburse expenses in order to ensure that the Fund’s total annual fund operating expenses do not exceed 1.90% of its average daily net assets (excluding taxes, dividends and interest expense on short sales, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until at least June 30, 2015 and may not be terminated by the Advisor. The fee is accrued daily for the purposes of determining the offering and redemption price of the Fund’s shares.

Since the Fund is a newly-created series of the Trust and was not yet offered as of the date of this SAI, no advisory fees were paid to the Advisor during the fiscal year ended October 31, 2013.

Portfolio Managers

Set forth below is information regarding the individual identified in the Prospectus as primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”). All asset information is as of April 30, 2014.

Management of Other Accounts. The table below shows the number of other accounts managed by the Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kenneth Lee	0	1	2	0	1	1
	$0	$4.4 million	$18.2 million	$0	$4.4 million	$7.2 million

Compensation. Mr. Lee receives compensation in connection with his management of the Fund for which he acts as portfolio manager and other accounts identified above, which includes the following components: (1) base remuneration, (2) incentive fee, and (3) a discretionary annual bonus.

Base Remuneration. The annual base remuneration is a variable amount. The variable amount is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, derived from the value of the portfolio assets of accounts (including the Fund), for which Mr. Lee is Portfolio Manager. He will receive the balance of any respective variable amounts remaining as his compensation, after payment of the fixed amounts to other members of the investment team and certain other expenses.

Incentive Fee. For some accounts managed by Mr. Lee, a portion of the fees paid to the Advisor may be linked to performance. For these particular accounts, the Advisor will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold. Mr. Lee will then be paid a percentage of these incentive fees and the Advisor retains the balance. The

Fund is not among the accounts included in the incentive fee arrangement and, consequently, the Fund’s performance does not impact Mr. Lee’s receipt of an incentive fee.

Bonus. Mr. Lee is eligible to receive a discretionary annual bonus in addition to his base remuneration. The level of the discretionary bonus is determined by the Advisor based upon a number of factors, including the Advisor’s profitability, the expansion of the client account base, the market environment for the respective period, the portion of Advisor revenue that was generated by the work and effort of Mr. Lee, the involvement of Mr. Lee in the investment management functions of the Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Advisor’s group of investment managers.

Potential Conflicts of Interest. As reflected above, Mr. Lee may manage other accounts in addition to the Fund. The management of these other accounts may give rise to potential conflicts of interest. The Advisor has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.

Certain components of the compensation structure may also give rise to potential conflicts of interest to the extent that Mr. Lee may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, his overall compensation. As reflected above, the base remuneration is based on total advisory fees collected each month, in arrears, for those accounts managed by Mr. Lee, including the Fund. As a result, since his base remuneration is directly tied to the percentage of the advisory fee charged to the accounts, including the Fund, Mr. Lee may have an incentive to favor accounts where the Advisor charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets. In particular, Mr. Lee’s compensation may include an incentive fee for certain accounts he manages whereas he does not receive an incentive fee in connection with his management of the Fund. Compensation depends on the performance of these other accounts. As a result, since the incentive fee is directly tied to the performance of these other accounts, he may have an incentive to favor these accounts to the disadvantage of the Fund he manages.

In addition, as described above, Mr. Lee is eligible for a discretionary annual bonus and the level of the discretionary annual bonus is determined, in part, based upon the Advisor’s profitability. Such profits are generally derived from the fees the Advisor receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Advisor than the Fund, Mr. Lee may have an incentive to favor such other accounts.

Because Mr. Lee manages multiple accounts with similar objectives, and thus frequently purchases and sells the same securities for such accounts, certain allocation issues may arise. In particular, if he identifies a limited investment opportunity which may be suitable for more than one account, including the Fund, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. In addition, in the event Mr. Lee determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Advisor has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

Ownership of Fund Securities. Since the Fund is a newly-created series of the Trust and was not yet offered as of the date of this SAI, the Portfolio Manager did not own any shares of the Fund during the fiscal year ended October 31, 2013.

Distribution Agreement

Tocqueville Securities L.P. (the “Distributor”), 40 West 57th, 19th Floor, New York, New York 10019, serves as the Fund’s distributor and principal underwriter. The Distributor is an affiliate of the Advisor. The Fund has appointed the Distributor to act as its underwriter to promote and arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor’s activities. While the Distributor is not obligated to sell any specific amount of the Trust’s shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made.

The Distribution Agreement for the Fund is expected to be approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust or the Distributor and who have no direct or indirect interest in the operation of the Distribution and Service Plans or in any related agreements at a meeting held on June 9, 2014. The Distribution Agreement will automatically terminate in the event of its assignment.

As further described under “Investment Advisory and Other Services — Distribution and Service Plans,” the Distributor may receive payments pursuant to the Fund’s Rule 12b-1 plan.

Distribution and Service Plans

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan provides that the Fund pays Rule 12b-1 distribution and service fees of 0.25% per annum of the Fund’s average daily net assets. The Plan compensates the Distributor regardless of expenses actually incurred by the Distributor. The Plan is intended to benefit the Fund, among other things, by supporting the Fund’s distribution, which may increase its assets and reduce its expense ratios. The Independent Trustees have concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with the Fund or the Distributor.

In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the disinterested Trustees) considered various factors and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan will continue in effect from year to year if specifically approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan. The Plan for the Fund is expected to be approved on June 9, 2014 by the Board of Trustees. While the Plan remains in effect, the Trust’s Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

Administrative Services Agreement

The Advisor supervises administration of the Fund pursuant to an Administrative Services Agreement with the Fund. Under the Administrative Services Agreement, the Advisor supervises the administration of all aspects of the Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. Those persons, as well as certain officers and Trustees of the Fund, may be directors, officers or employees of (and persons providing services to the Fund may include) the Advisor and its affiliates. For these services and facilities, the Advisor receives a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund.

Sub-Administration Agreement

The Advisor has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”), which is located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202. Under the Sub-Administration Agreement, the Sub-Administrator assists in supervising all aspects of the Trust’s operations except those performed by the Advisor under its advisory agreements with the Trust. The Sub-Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and prepares financial reports. For the services it provides, the Advisor pays the Sub-Administrator a fee based on the combined assets of The Tocqueville Funds in the Trust. The fee payable to the Sub-Administrator by the Advisor is calculated daily and payable monthly, at an annual rate of: (i) 0.05% on the first $400 million of the average daily net assets; (ii) 0.03% on the next $600 million of the average daily net assets; and (iii) 0.02% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for The Tocqueville Funds in the Trust of $240,000. The Sub-Administrator also serves as the Fund’s transfer agent and dividend paying agent and provides the Fund with certain fulfillment, accounting and other services pursuant to agreements.

Custody Agreement

The Trust, on behalf of the Fund, has entered into an Amended and Restated Custody Agreement with U.S. Bank, N.A., a national banking association (the “Custodian”), which is located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. Under the Amended and Restated Custody Agreement, the Custodian shall open and maintain in its trust department a custody account in the name of The Tocqueville Funds coupled with the name of the Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to it.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the Advisor. The Advisor is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Advisor for the Fund’s use. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefore. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” Although the Advisor believes that it properly discharges its obligations to achieve best execution for the Trust, it does not represent to the Fund that it will necessarily obtain the lowest possible commission charge on every trade. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Advisor for the Fund’s use of an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor’s ongoing responsibilities with respect to the Fund. Neither the Fund nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Fund. While it is difficult to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. The practice of using commission dollars to pay for research services with execution services is commonly referred to as “soft dollars.”

This type of investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor’s own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Advisor’s policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients’ accounts.

Allocation of Investments

The Advisor has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Fund. As such, there will be times when the Advisor may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Fund and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by the Fund.

CAPITAL STOCK AND OTHER SECURITIES

Organization and Description of Shares of the Trust

The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust’s Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of seven series: the Fund, The Tocqueville Fund; The Tocqueville Opportunity Fund; The Tocqueville International Value Fund; The Tocqueville Gold Fund; The Delafield Fund; and The Tocqueville Select Fund. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to “The Tocqueville Trust,” and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of the Fund and to approve the Fund’s Investment Advisory Agreement and Plan.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders. Under the Trust’s Declaration of Trust and By-laws, the shareholders have the power to vote with respect to the election of Trustees; the approval or termination of the Investment Advisory Agreement; the termination of the Trust; a material amendment of the Declaration of Trust, through the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment; regarding whether a claim should be brought derivatively or as a class action on behalf of the Trust or the shareholders to the same extent as the stockholders of a Massachusetts business corporation; and such additional matters as may be required by law or as the Trustees may consider necessary or desirable.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides the Trustees with indemnification for their liability and expenses except with respect to any matter as to which a Trustee shall have been finally adjudicated (a) not to have acted in good faith in the reasonable belief that the Trustee’s action was in the best interests of the Trust or (b) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Computation of Net Asset Value

The Fund will determine the net asset value of its shares once daily as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day that the Exchange is open for business. The net asset value is determined by dividing the market value of the Fund’s investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund’s shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Fund securities that are traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event the NOCP is not available, at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short “against the box” will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked prices (Bloomberg symbol “GOLDS”). Investments in silver will be valued on the basis of the closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Where there are no readily available quotations for securities they are valued in accordance with procedures established by the Board of Trustees.

Purchase and Redemption of Shares

A complete description of the manner by which the Fund’s shares may be purchased and redeemed appears in the Prospectuses under the headings “Purchase of Shares” and “Redemption of Shares” respectively.

Investors may, if they wish, invest in the Fund through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at the Fund’s net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund’s transfer agent.

TAX MATTERS

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. This summary is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances in January of the subsequent year, will be considered distributions of income and gains of the taxable year for this purpose.

The Fund must also satisfy asset diversification tests in order to qualify as a regulated investment company. Under these tests, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the underlying security not the issuer of the option.

In any given year, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for purposes of satisfying the distribution requirements. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for federal income and/or excise tax, and, if the distribution requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion above on the consequences of the Fund failing to qualify for that treatment).

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income each year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from qualified publicly traded partnerships.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

In general, gain or loss recognized by the Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of the Fund’s net investment in the transaction.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the

Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of certain ordinary losses, any net capital loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. To the extent distributions from the Fund are attributable to dividends received from U.S. corporations and certain foreign corporations, such reported distributions will be taxable to shareholders as qualified dividend income under current federal law and will qualify for the 20% maximum federal tax rate currently applicable to dividends received by individuals if certain holding periods are met. Distributions from the Fund, including distributions attributable to dividends from real estate investment trusts, may not qualify for the 20% dividend tax rate.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund’s disposition of domestic “small business” stock will be subject to tax.

Conversely, if the Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 91-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 181-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

A corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in alternative minimum taxable income.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source. Unless the Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund, subject to certain exceptions for a fund of funds structure. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder. The Fund may make taxable distributions even during periods in which share prices have declined. Tax considerations are not of primary importance in the investment and sale decisions of the Fund. You are responsible for paying your tax liabilities attributable to income you receive from the Fund.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding, currently at a rate of 28%, of dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. A redemption in kind is a taxable event to you. Under current law, long-term capital gain recognized by an individual shareholder will be taxed at a maximum rate of 20% if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from the Fund beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. A foreign shareholder may be exempt from the withholding tax described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government with respect to FATCA, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect. The Fund does not intend to seek any rulings from the IRS or other taxing authorities, or an opinion of tax counsel, with respect to any tax issues.

Rules of state and local taxation of ordinary income distributions and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares held for 90 days or less. The Distributor does not receive an underwriting commission for any of the Fund. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the “Act”), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Advisor, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Trust’s Board of Trustees will consider appropriate modifications to the Trust’s operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund’s net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

FINANCIAL STATEMENTS

Since the Fund has not commenced operations as of the date of this SAI, no financial statements are available. The annual report will be available upon request and without charge by visiting the Fund’s website at www.tocqueville.com/mutual-funds or by calling 1-800-697-3863.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, is counsel for the Trust. Grant Thornton LLP has been appointed independent registered public accounting firm for the Trust. Grant Thornton LLP will audit the Fund’s Annual Financial Statements and provides other related services.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Tocqueville Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: [name of Fund], or may be made by calling 1-800-697-3863.

Appendix A

TOCQUEVILLE ASSET MANAGEMENT

PROXY VOTING PROCEDURES

The Tocqueville View

The foundation of the Tocqueville investment management services and activities is the principles of trust and fiduciary responsibility set forth in both common and statutory law as well as regulatory promulgations. Exercising investment decisions in the exclusive best interest of its clients has been the sole objective and continuing practice of the firm. Thus the extension of those mandates to include the exercise of proxy voting as a value producing or protecting activity of a fiduciary is neither a surprise nor a hardship to the Tocqueville investment programs.

The authority to vote proxies for the clients is established by the Tocqueville advisory contract and, generally, all proxies are voted identically for all clients. In very limited circumstances where a material conflict of interest is identified, Tocqueville may accept direction from a client as to how to vote the shares pertaining to that client’s interest. There may also be unusual circumstances when Tocqueville does not vote a proxy due to the extensive procedural requirements (i.e. share blocking) that restrict the investment powers or cost (i.e. personal representation) of voting in a foreign country, undue delays in receiving proxy materials or a lack of sufficient information on which to render an analysis and formulate a vote recommendation.

In light of the regulatory and reporting mandates pertaining to proxy voting, Tocqueville revised and expanded the written Proxy Voting Procedures and Policy Guidelines in 2005 and made them readily available, upon request, to its advisory clients as well as to the shareholders of The Tocqueville Funds. Likewise the proxy voting record pertinent to an individual client is available at their request and the voting record for The Tocqueville Funds is published in Form N-PX and available to anyone upon request. In addition to SEC requirements governing registered advisers, Tocqueville proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set forth in DOL Interpretive Bulletin 94-2.

Proxy Voting Procedures

Committee on Corporate Governance & Responsibility

Established in 2004, the Committee on Corporate Governance & Responsibility is responsible for developing proxy voting guidelines for Tocqueville to be considered in voting on proposals submitted by corporate managements and shareholders. The Committee meets annually to review existing voting guidelines and as necessary to adopt voting guidelines for those issues identified as new. Thus the Guidelines may be updated from time to time as warranted by the Committee. Should an issue for which there is no established guideline be presented for a proxy vote, Tocqueville may abstain on the issue until the Committee has formulated a guideline. Because the issues presented in the proxy process are so varied and often complex, the Committee adopts guidelines rather than rules and does not attempt to have a guideline for every issue.

Consistent with and in furtherance of the fiduciary responsibility of an investment adviser to enhance and preserve the investments of its clients, the Committee’s primary focus is to consider the economic impact of proposals. Within that context, the Committee also seeks to promote basic principles of corporate governance:

✓	independence and accountability of the board of directors;

✓	equal treatment of all shareholders;

✓	opportunity for shareholders to vote on issues which have a material financial impact on the corporation; and,

✓	executive compensation that reflects corporate performance

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The Committee has also established voting policy guidelines to address social and political issues that are often presented by shareholder proposals. While supportive of corporations being “good corporate citizens” throughout the world, the primary concern of the Committee is the fiduciary responsibility of Tocqueville to preserve and maximize the client’s long-term economic value. In the event the Committee determines that the adoption of a proposal would have a negative economic impact on the corporation, the financial impact will determine the vote recommendation resulting in instances where the vote is not in strict adherence to the guideline.

In formulating a voting policy guideline the Committee will primarily research the topic internally through information extracted from corporate governance studies, security analysts’ reports, educational articles, and analysis of management and shareholder proposals by independent research consultants as well as seminars pertaining to the subject matter.

Membership of the Committee shall be the President, the Chief Compliance Officer and, upon request, the Senior Portfolio Managers of Tocqueville.

Electronic Voting

To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting cards pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Tocqueville contracts the proxy voting services of Institutional Shareholder Services (“ISS”). As a result, Tocqueville has authorized and delegated the mechanics of voting to a professional voting agent thus further reducing the possibility of error and confusion. Most clients for which Tocqueville has proxy voting authority, whether institutional or individual, and its equity holdings are registered into the ISS voting system to facilitate electronic voting. This is designed to result in the preparation and voting of a single proxy card reflecting the total of all shares owned by Tocqueville clients. It also provides the data foundation to create a record of the proxy votes entered for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). In addition it provides the data foundation for the preparation of any proxy voting reports required for Form P-NX and requested by certain institutional clients, Fund shareholders, governmental agencies or interested persons.

Staff Responsibilities and Procedures

➢	Proxy voting responsibility is delegated to the chief compliance officer and the Tocqueville operations administrative staff.

Receipt & Reconciliation

➢	Any materials pertaining to the proxy voting process and the annual meeting, including but not limited to the annual report, the proxy statement, the proxy voting card and any proxy solicitation material, of any corporate security owned by a Tocqueville client, received by Tocqueville is directed to ISS.

➢	An operations assistant monitors the ISS system for the meeting date, the record date and the voting timeframe.

➢	Operations staff provides ISS with Tocqueville Funds and Tocqueville client portfolio database a list of all holdings in all securities on at least a weekly data feed, and ideally, a daily data feed. Using this data, ISS reconciles the Tocqueville holdings list of total shares held with the total cited on the proxy ballot.

➢	Any discrepancy will be resolved with an operations assistant prior to further processing of the ballot.

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Issue Review & Vote Recommendation

➢	The chief compliance officer monitors news article, analysts’ reports, business journals and conference calls for information pertaining to portfolio corporations and maintains a record of any reporting deemed of significance to Tocqueville in its proxy voting process.

➢	Underlying the proxy voting policies of Tocqueville is the fundamental principle that the financial performance of the corporation and its impact on shareholder value is the primary consideration in voting in the best interest of the client. From time to time this will require financial analysis of the company(ies) involved. In such circumstance, ISS will issue an alert to Tocqueville and the proxy materials will be made available to a specific portfolio manager with a request that such an analysis be undertaken. The ultimate vote cast will represent the analysis’ conclusion that value to our clients is best achieved if management pursues a particular course of action.

➢	After review and analysis of the proposals or resolutions to be voted on, ISS votes the ballot(s) in accordance with the Tocqueville Proxy Voting Policy Guidelines.

➢	Voting ERISA client proxies is a fiduciary act of plan asset management to be performed by the investment adviser (Tocqueville), unless the voting right has been retained by the named fiduciary of the plan. No ERISA client of Tocqueville has retained proxy voting rights. Further, pursuant to the investment advisory agreement with individual clients, Tocqueville has been granted sole authority to vote all proxies with respect to the securities in the account. The client may withdraw this authority at any time as well as, under certain limited circumstances, instruct Tocqueville as to the direction of the proxy vote in any individual case.

In the event the issue presented in a resolution is not yet the subject of the Proxy Voting Policy Guidelines or presents a unique perspective in contradiction of the Guidelines, ISS will alert Tocqueville to this fact. The chief compliance officer, in his discretion, may cast an abstain vote or bring the issue with a proposed guideline or voting recommendation to the attention of the President for further review and consideration. The President may either establish a guideline to address the issue presented, vote that particular issue without establishing a guideline, or direct an abstain vote. If a guideline is not established, the basis for the vote on the issue shall be noted in the proxy voting records.

➢	In the event that authority to vote the proxies for a client has not been delegated to Tocqueville or, as authorized by the advisory contract, a client has instructed Tocqueville how to vote the client proxy in an individual case, these voting instruction exceptions will be reported to ISS. Without such a notation, the proxy shall be voted the same for all clients.

Casting & Confirmation of the Vote

➢	The proxy voting ballot(s) is cast via ISS electronic voting system. In addition, a confirmation of this vote is included in the proxy information database at ISS.

➢	Any ballots received in hardcopy form are faxed to ISS for voting and reporting, and the originals are retained by Operations staff.

All materials pertaining to the proxy vote on any corporate security, including but not limited to the corporate annual report (if provided), the proxy statement, the executed ballot and proxy solicitation materials are maintained electronically in the ISS database in accordance with SEC Rule 275.204-2(e)(1). Any internal memoranda pertaining to a particular vote shall be retained at the Tocqueville offices.

Conflicts of Interest

Although highly unlikely and consciously avoided, there is the potential for a material conflict of interest to arise between Tocqueville and the interest of its clients in the proxy voting process. Should a material conflict of interest arise it shall be resolved in a manner that is in the best interest of the clients.

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•	Historically the business interests of the Tocqueville have not resulted in a situation where it was pressured to vote in a manner that was not in the best interest of the client owners. Yet it is understood that the value of a business relationship could possibly create a material conflict. In the event that the possibility of such a conflict of interest is identified, the Committee will determine whether to engage in one of the following courses of action.

¡	Disclose the nature and extent of the conflict to client(s) affected, and seek guidance from the client(s) on how that particular corporate proxy should be voted on their behalf. A notation will be entered in the proxy voting records explaining the conflict and the client directed vote.

¡	Disclose the nature and extent of the conflict, advise the clients of the intended vote and await client consent to vote in that manner.

¡	Vote in accordance with the pre-determined policy guideline without discretion, thus effectively negating the conflict.

•	In the event a Tocqueville client is the proponent of a shareholder proposal or a candidate in a proxy contest that is opposed by the corporate management, the Committee will review and analyze the proposal pursuant to the Guidelines and vote the shares of the other Tocqueville clients as determined to be in their best economic interest. However, the client proponent of the proposal will be permitted to vote the proxy on the shares owned by that client. A notation will be entered in the proxy voting records explaining this situation.

•	In the event a Tocqueville officer or employee has a personal or business relationship with participants in a proxy contest, corporate directors or candidates for corporate director being voted on by Tocqueville, that officer or employee will be prohibited from any participation in the voting process for that particular company.

•	Ownership by Tocqueville officers or employees of corporate shares is not a conflict of interest resulting in exclusion from the participation in the voting process. However, the personal views of the officer or employee in voting their individual shares shall neither influence nor affect the voting of shares by Tocqueville in accordance with the Proxy Voting Procedures and Policy Guidelines.

Proxies That Will Not Be Voted

Although relatively a rare occurrence, there may be circumstances (especially with international holdings) when the cost of exercising the proxy vote or unique voting restrictions outweigh the beneficial consequence of the resolution being voted on. As a result, Tocqueville generally will not endeavor to vote proxies whenever:

✓	The proxy materials are written in language other than English and no translation has been provided

✓	The proxy voting process of the foreign jurisdiction involved requires personal attendance or the retention of a representative for fee or the appointment of a local power of attorney in order to cast a vote

✓	The proxies are subject to share blocking restrictions

✓	The underlying security is on loan requiring that it be recalled in order to vote if the holdings are deminimis or the vote relates to a routine matter

Proxy Voting Record Retention & Availability

Records Retained

Consistent with SEC Rule 204-2(c)(2), Tocqueville has identified the following records and materials pertaining to the proxy voting process that have been retained and preserved in accordance with the SEC directive. These may be retained in either hardcopy at Tocqueville or accessed in electronic format from ISS.

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❖	The Proxy Voting Procedures and Policy Guidelines of Tocqueville

❖	every corporate security in the firm portfolio:

i.	the annual report of the company (if provided)

ii.	the proxy statement (if provided) pertaining to the annual or special meeting at which a vote of shareholders is to be recorded

iii.	the Tocqueville client record date holder list

iv.	any written proxy solicitation materials submitted and received in addition to the corporate proxy statement by either management or the proponent of the proposal or someone seeking to solicit support or votes on behalf of either management or the proponent

v.	any memoranda or notes prepared by Tocqueville that were material to making a decision in the course of exercising a proxy voting for client securities and,

vi.	the ISS proxy ballot summary as marked by the chief compliance officer, when necessary, reflecting a vote “for, against or abstain” on each proposal presented.

In the event of a contested election or proposal, the proxy statement of each proponent shall be retained but only the proxy card actually used to vote shall be made a part of the hardcopy file.

❖	For client accounts governed by ERISA, a report is generated on a quarterly, semi-annual or annual basis, depending on the preference and instruction of the ERISA client. The client will specify the information desired in such a report that may include the date and type of meeting; the name of the issuer; the issues being voted on; the shares voted; the record date for the meeting; and, the vote cast.

❖	A record of each client request for the Proxy Voting Procedures and Policy Guidelines or for information pertaining to the proxy voting for that client’s securities. If the request is written or by email, a copy of the request and the Tocqueville written response shall constitute the record. If the request is a verbal communication, a memorandum shall be prepared as the record noting, at a minimum, a) the name of the client, b) the date of the request and, c) the date and extent of the Tocqueville response. The original of any request and a copy of the Tocqueville response will be retained in a separate file of such correspondence. In addition a copy of both the request and the response will be made a part of the client’s individual file within the Tocqueville record-keeping system.

❖	In accordance with SEC Rule 30b1-4, for proxies voted by Tocqueville pursuant to the delegation of such authority by registered investment companies, Form N-PX shall be used to annually report the proxy voting record for the most recent twelve-month period ending June 30. A separate Form N-PX shall be filed on behalf of each registered investment company client and shall include the following information:

i.	name of the issuer

ii.	exchange ticker

iii.	CUSIP, if easily available

iv.	shareholder meeting date

vi.	brief description of the issue being voted on

vi.	whether the matter was proposed by the issuer or a shareholder

vii.	how the fund cast its vote on the matter, and

viii.	whether the vote was cast for or against management’s recommendation

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Availability of Records

❑	The Proxy Voting Procedures and Policy Guidelines of Tocqueville are available, upon request, to any client or perspective client of the firm.

❑	A record of proxy votes cast on behalf of a client is available, upon request, to that particular client for whose securities the votes were cast.

❑	Form N-PX pertaining to any registered investment company for which Tocqueville has been delegated proxy voting responsibility shall be available upon request, within three days of such request.

❑	A request for the current Policy Guidelines or individual Tocqueville client proxy voting records may be submitted in writing to the address of the Tocqueville offices (40 West 57th Street, 19th fl., New York, NY 10019), by email via the Tocqueville website mailbox (www.tocqueville.com) or verbally to the proxy unit of Tocqueville operations by calling toll-free 1-800-355-7307. All such requests will be routed to the chief compliance officer who shall respond in writing and provide a copy of the materials requested as appropriate.

❑	On an annual basis, the client accounts that are governed by ERISA will be provided a summary of the current Policy Guidelines and, in accordance with the client’s preference and instruction, on a quarterly, semi-annual or annual basis provided a written report of the proxy votes that were cast on behalf of the client.

❑	A request for the current Policy Guidelines used by Tocqueville in voting proxies on behalf of any registered investment company and/or a copy of Form N-PX may be submitted by calling toll-free 1-800-355-7307. Tocqueville does not offer Form N-PX via its website; however, it is available on the SEC website at www.sec.gov. In response to requests submitted to Tocqueville, a copy of Form N-PX will be provided within three business days of receipt of the request by first class mail.

❑	As a general policy, other than as prescribed by SEC Rule, Tocqueville does not disclose the proxy vote record of any client to third parties or to the public.

Duration of Retention

In conformance with SEC Rule 204-2(e)(1), all proxy voting material and records described in further detail herein will be retained in either hardcopy form in the Tocqueville offices for a period of not less than five (5) years or accessible in electronic format from the proxy voting database of ISS. Annually, operations assistant will extract the hardcopy materials that have been retained at Tocqueville for the prerequisite five (5) year period and discard these materials.

To provide added protection against unintentional destruction or discarding, a record of all proxy votes will be maintained in electronic format on disk and stored at a site away from the Tocqueville offices, in conformance with SEC Rule 204-2(g) that authorizes the safeguarding of records by electronic storage media. Furthermore, a copy of any voting record for 2004 – 2006 is available from the electronic database of ADP ProxyEdge and from 2007 to the present from ISS upon reasonable notice of request.

Revision History

Procedures Adopted 06/01/03

Procedures Expanded 02/11/04

Procedures Revised 08/09/04

Procedures Revised 12/06/04

Mechanics Revised 03/01/07

Procedures Revised 02/18/08

Mechanics Clarified 02/21/09

Mechanics Clarified 01/26/12

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TOCQUEVILLE ASSET MANAGEMENT

PROXY VOTING POLICY GUIDELINES

Proxy Voting Policy Guidelines

Overview

It is impossible to establish policies so comprehensive as to address every issue presented for a proxy vote by either corporate management or shareholder proponents. Accordingly Tocqueville has adopted “guidelines” that generally pertain to 95% of all proxy proposals presented. By definition, these guidelines do not dictate a particular result but rather provide the policy foundation for determining an appropriate course of action for voting proxies.

These guidelines are designed to be applicable to the proxy voting process for U.S. domestic corporations as well as to the proxy voting process for Canadian issuers. In light of the complexity, timing, variety and language barriers of voting proxies in multiple foreign jurisdictions, Tocqueville has determined that it is the best interest of its clients to adopt the Global Proxy Voting Policies of Institutional Shareholder Services (“ISS”) as the voting policies for Tocqueville.

Due to the precatory nature of most shareholder proposals, latitude may be given to supporting resolutions that “request” the board of directors’ consideration of a particular corporate action or policy, whereas a stricter standard may be imposed if the shareholder proposal is a by-law amendment that, if approved, mandates implementation by the board.

When an issue is presented for the first time ever, Tocqueville may abstain until the there is an opportunity to analyze the subject matter for the adoption of a formal guideline.

In special matters, such as a “hostile” takeover, contested election of directors, proposed merger or acquisition, equity research analysts of Tocqueville and proxy voting advisory research services will provide additional insight on the both the financial and corporate governance aspects of the situation. As always, the ultimate vote cast will be based on what Tocqueville determines to be in the best financial interest of its clients toward the maximization of shareholder value.

Guidelines on Management Proposals

Appointment of Auditors Generally *Supports the choice of auditors recommended by the independent audit committee of the board of directors, but prefers that there be a rotation of the firm auditing the company every ten (10) years. Such support may be withheld if (a) An auditor has a financial interest in or association with the company, and is therefore not independent; (b) There is reason to believe that opinion rendered by the independent auditor is neither accurate nor indicative of the company’s financial position; (c) Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or (d) Fees for non-audit services (“Other” fees) are excessive as determined by ISS.

Classified/Staggered Boards *Supports the annual election of all directors. *Does not support the establishment of staggered terms or “classified” boards. However support will not be withheld for the election of directors simply because the board is currently classified.

Confidential Ballot *Supports confidential voting by shareholders, and the use of independent tabulators and inspectors of election. *Does not support any attempt to either circumvent or curtail the confidentiality of the voting process.

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Consent Proceedings/Special Meetings *Does not support the elimination or restriction of the shareholder right to solicit written consents for the removal and election of directors without a shareholder meeting. *Does not support restricting the ability or right of shareholders to call a special meeting of the company.

Contested Election of Directors *Case-by-case analysis will be undertaken to review the a) long term financial performance of the company, b) management’s track record, c) qualifications of both slates of candidates, d) basis for the proxy contest, e) likelihood of proposed objectives being met and f) ultimate best economic interest of all shareholders.

Cumulative Voting *Supports allowing shareholders to cast cumulative votes by multiplying the number of shares owned by the number of director candidates and casting the total vote for any individual or slate of candidates. Cumulative voting may result in a minority bloc of stock being represented on the board and may also provide the most effective means for getting a difference in viewpoint on the board.

Director Liability & Indemnification *Supports a limitation on director liability and increased indemnification provided there is an exception to such indemnity in the event of fraud or a violation of fiduciary duty by any director. In particular, Does not support any proposal that would affect a director’s liability for (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) unlawful purchase or redemption of stock, (d) payment of unlawful dividends, or (e) receipt of improper personal benefits. *Supports indemnification of legal expenses of directors and officers who acted in good faith and for a purpose they reasonably believe to be in the corporation’s best interest. *Does not support increasing the indemnification of directors or officers for damages caused by violations of the duty of care.

Dual Class Stock *Does not support the creation or extension of dual class or unequal voting rights stock which reduces the voting power of existing shareholders and concentrates significant power in management.

Election of Directors *Support for the election of directors will be based primarily on the long-term economic performance of the company, its corporate governance principles and practices and the maintenance of accountability & independence of the board of directors. A failure of the directors to exercise appropriate oversight of management or to advance the best financial interests of shareholders could result in the withholding of election support. Where less than 75% of the board is independent directors (as defined below): *Does not support the election of non-independent nominees or the members of the Nominating Committee. *Does not support the election of the Audit Committee Chair (or Audit Committee members if classified board and Audit Chair is not a current nominee) who fails to submit the appointment of auditors to shareholders for ratification. *Does not support the election of the Audit Committee Chair if the Audit Committee has selected auditors for which ratification is being withheld under the guideline for “Appointment of Auditors” noted above. In recognition of the substantial equity stake held by certain directors or shareholders, on a case-by-case basis, director nominees who are or represent such shareholders may be supported under our board and committee independence policies provided the company has adopted independence and governance criteria identified by ISS. *As to individual directors, the failure of a director to attend 75% of the meeting of the board and committees of which the director is a member, without particular justification (i.e., illness) will result in the withholding of support. *Does not support election of directors, other than first time candidates, who have failed to personally invest their own funds in an equity position in the company. *Does not support the election of directors if the board has failed or refused to implement as corporate policy the resolve of a shareholder resolution which received the favorable vote of the majority of the votes cast during the preceding annual meeting. *Does not support the election of persons nominated for director who seek to serve on six or more boards of directors. Further, support will be withheld for the election of directors who have a demonstrated history of disregard for shareholder interests. This will be most prevalent with (a) members of the Compensation Committee adopting executive compensation programs either too excessive or without regard for the financial performance of the company, (b) members of the Audit Committee if the company has corporate governance deficiencies or wrongdoings, (c) members of the Compensation Committee where the backdating of options was approved, or (d) the entire Board where it has failed to adopt corrective measures to re-price the backdated options or to recoup option gains

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on the backdated grants. *Support will be withheld for the election of the entire board of directors, if: The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote. *Does not support the election of directors nominated by slate ballot, which requires a vote being cast for all nominees collectively. This policy will not apply to contested director elections. *Does not support the adoption of bylaw provisions that would allow for the appointment of an alternate director, who has not been elected to the board by shareholders, to attend board or committee meetings in place of the duly elected director.

Certain principles of corporate governance can impact performance and therefore may be considered in determining whether to support the election of directors:

•	Seventy-five percent (75%) of directors should be non-management independents with no direct relationship with the company. Independence shall be evidence by (1) not being employed by the company or an affiliate in an executive capacity within the past three years, (2) not being or having been employed with a company or firm that is a paid advisor or consultant to the company, (3) having no personal services contract with the company, and (4) not being an immediate family member related to any current director or senior executive of the company or not being related to several employees of the company.

•	The audit committee, nominating committee and compensation committee of the board should be comprised entirely of non-management independent directors.

•	Directors should not take specific action considered particularly detrimental to shareholder interests; should not adopt excessive forms of compensation or severance agreements to protect economic interests of particular executives without approval of shareholders; and, should not adopt or implement excessive defensive measures that entrench management rather that protect shareholder value.

The plethora of compensation packages, products or arrangements that constitute poor or offensive compensation practices has expanded, virtually unchecked or challenged. Shareholders have reason to be outraged at excessive rewards having no relationship or relevance to performance or merit. We are in agreement with ISS that such practices should prompt the withholding of support for the Compensation Committee, and most likely the entire Board when we have identified:

•	Employment contracts having egregious multi-year guarantees of bonuses or grants

•	“Perks” excessively dominating compensation

•	Bonuses unrelated to performance

•	Performance metric or criteria being changed during the performance period

•	Outrageous pension payouts

•	Excessive severance or new hire packages

•	Options backdating

•	Change-in-control payouts without loss of job or significant reduction of job responsibilities

Employee Stock Purchase Plans *Supports employee stock purchase plans provided that the plan is available to all employees, the purchase price is not less than 85% of the market price, employees are investing their own funds and the number of shares allocated for the plan does not excessively dilute the ownership interest of current shareholders.

Executive & Director Compensation Proposals to adopt or extend executive compensation plans are reviewed on a case-by-case basis, but any compensation plan must have the overriding purpose of motivating corporate personnel

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through performance incentives and must not be unduly generous. However, *Does not support any compensation plan that excessively consumes corporate resources or is dilutive to earnings and asset values. Additional negative factors of a compensation plan include:

a)	excessive dilution; b) options at below market prices; c) restricted stock giveaways awarding longevity rather than performance; d) stand-alone stock appreciation rights; e) loans or other forms of financial assistance to award holders; f) abusive change of control payments; g) excessive severance agreements; and h) blank-check authority to the administering committee to set or forgive terms as it desires.

Guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Executive Compensation Plan proposed, such executive pay and practices proposals, as well certain aspects of outside director compensation, will be addressed on a case-by-case basis in accordance with guidance from ISS. However *Does not support management say on pay (MSOP) proposals, the election of compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Director Compensation Equity ownership by directors is encouraged and a compensation structure should include shares of stock as a portion of the annual fee, however, *Does not support stock options for outside directors. *Does not support the creation of retirement benefits for outside directors. *Does not support granting bonuses or options to outside directors in the event of a “change of control”, but *Supports the acceleration of awards already granted to avoid a sacrifice of benefits in such an event.

Stock Option Plans *Does not support either the adoption or extension of stock option plans or plan amendments that result in excessive dilution. *Does not support omnibus stock option plans with multiple types of awards in one plan because shareholders should have the opportunity to vote on the separate components of each plan. *Does not support the granting of stock appreciation rights since they defeat the purpose of giving employees a long-term equity stake in the company. *Does not support stock depreciation rights that pay the employee cash when the market price of an option previously granted declines. *Does not support plans allowing for the repricing of options that have gone “underwater” (unless resulting from a market wide event over the short term rather than company specific poor performance). *Does not support option exercise pricing at below the market price of the stock on the date of grant. *Does not support the reloading of options so that the stock available under the plan automatically increases as the exercise of options increases. *Does not support the extension of the option exercise period more than three years beyond retirement because it gives retired executives unlimited upside profit potential from movement in the stock price that is unrelated to any effort of the executive to improve performance.

Executive Loans Consistent with the Sarbanes-Oxley Act of 2002 prohibition against personal loans to corporate officers or directors, *Does not support company loans to executives/employees for use in paying for stock or stock options with a promissory note or to borrow money from the company. *Does not support a loan at rates substantially below market rates. *Does not support the forgiveness of loans upon termination or retirement. Any existing loans and action taken with regard to them must be fully disclosed to shareholders and have been made only pursuant to plans previously approved by the board of directors.

Incentive Compensation Plans *Does not support incentive compensation plans that are not specifically related to corporate and individual performance such as restricted stock or cash equivalents as a reward for staying with the company a certain number of years, but are not tied to performance goals.

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Fair Price Amendments *Supports proposals that prohibit a two-tier pricing system by requiring anyone seeking to acquire a company to pay every shareholder a fair price. *Does not support such amendments if they are coupled or linked with a supermajority vote requirement or other anti-takeover defensive device.

Golden Parachute Compensation Proposals seeking shareholder approval of “golden parachute” compensation present complex and significant issues often requiring extensive analysis. While recognizing the need and equity of a severance package program, such programs should not be exorbitant or excessive. Guided by the terms of the programs and the ultimate board rationale for the package proposed, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS. Circumstances where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (management “say on pay”) will be viewed as a “linked or bundled proposal” resulting in a vote of *Does not support.

Linked Proposals *Does not support proposals which link or bundle two or more elements or issues, that are not separately beneficial to shareholders, together in one proposal: such as when a proposal includes one or more elements that could have an adverse impact on shareholder value/rights or that violates a policy developed under these Guidelines, Such proposals can be used as either a means to disguise what is being sought or a form of coercion (i.e. a fair price amendment linked to a supermajority amendment or a corporate governance reform linked to the payment of a dividend).

Mergers & Acquisitions *Case-by-case analysis and evaluation will be conducted by research analyst staff to determine whether the planned merger or acquisition is in the ultimate best financial interest of shareholders and our clients.

Private Placement Financing *Does not support proposals seeking blanket shareholder approval of the unrestricted issuance or the issuance of more than 10% of equity shares for private placement financing. Without having explanation and information on a specific placement, shareholders should not relinquish such broad discretion for equity financing to the board.

Poison Pills *Does not support the creation or extension of poison pills, involving the issuance of preferred stock purchase rights unilaterally declared as a dividend without shareholder approval, that can result in insulating incumbent management against competitive bids for the company. *Does not support any form of management entrenchment device and practice, thus poison pills presented for shareholder approval will not be supported.

Pre-emptive Rights *Does not support proposals seeking to eliminate the pre-emptive right of shareholders to maintain their proportional ownership position by having the first opportunity to purchase additional shares made available through a new public offering. Such rights not only reduce the negative impact of dilution otherwise caused by newly issued shares, but also preserve the voting interests of the shareholders.

Proxy Process *Does not support the elimination or restriction of shareholders’ access to the proxy process. Federal and state law authorizes the filing of shareholder resolutions that are limited in scope by the procedures of SEC Rule 14a-8, providing a means by which shareholders may pursue the accountability of directors and the future policy direction of the company.

Reincorporation *Supports proposals for reincorporation to another jurisdiction when a sound financial or business reason is demonstrated. *Does not support such proposals when posed as part of an anti-takeover defense or solely to limit directors’ liability.

Say on Pay Frequency *Supports shareholders having an annual opportunity to review, evaluate and have a “say” on executive pay practices.

Size of the Board *Supports the board of directors’ discretion, with shareholder approval, in setting the size of the board.

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Stakeholder Proposals *Does not support proposals seeking to redefine the “business judgment rule” and provide a wide range of director discretionary considerations as to the impact of corporate actions on its employees, customers, creditors and communicates. Allowing consideration of stakeholders can undermine the pre-eminence of shareholder rights and may have a negative impact on the company.

Stock Authorization Providing the board of directors with flexibility in changing financial conditions is desirable, but an increase of authorized stock as an anti-takeover defensive mechanism is not. *Supports an increase of authorized common stock when management demonstrates a specific need or intent to meet immediate business needs (i.e. stock split, recapitalization or funding of employee stock purchase plan). An increase of greater than 100% of the current authorization will be evaluated on the basis of the company’s need for additional shares. *Does not support the authorization of or an increase in blank-check preferred stock unless management provides an explanation of the specific financial purpose and benefit of the issuance, and details all voting rights associated with the preferred stock.

Supermajority Amendments *Does not support proposals that would establish a supermajority vote threshold (higher than 2/3) for shareholder approval of any action of the board of directors, including but not limited to the adoption or amendment of the company charter or bylaws, or the merger with or acquisition of/by another corporate entity.

TARP Compensation Plans *Proposals seeking shareholder advisory votes on TARP Fund Compensation Plans present complex and significant issues requiring extensive analysis. As long as the shareholder vote continues to be non-binding; guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Plan proposed, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS.

Guidelines on Shareholder Proposals

Auditor Independence *Supports proposals seeking to restrict the public accounting firm retained to perform auditing services for a company from also engaging in management consulting service for the company. *Supports company initiatives that also seek shareholder ratification of the appointment of the separate management consulting firm.

Board Diversity *Does not support proposals that encourage diversified representation on the board merely for the sake of diversification. *Supports proposals that seek to expand the search for qualified director candidates without regard to race, creed or color. *Does not support proposals that dictate the inclusion or exclusion of particular classes or groups as directors. *Does not support proposals that suggest, recommend or require specific personal, professional or educational qualifications for director nominees. In our view, establishing the criteria for qualified independent directors is both the duty and prerogative of the (presumably) independent nominating committee of the board.

Bonus Recapture *Supports the recapture of executive bonuses proven to be unearned as a result of significant restatement financial results or other “corrections” that dramatically alter the performance target achievements used to determine and calculate such bonuses. In the event of a significant restatement of financial results or an extraordinary write-off subsequent to the awarding of performance incentives, such awards must be recalculated to ascertain that the performance criterion was, in fact, achieved. In our view, any management personnel who receive compensation based on what is subsequently determined to be erroneous information, whether the result of intentional misconduct or simple error, should return those sums as they were not, in fact, earned based on meeting established performance criteria.

Business Continuity *Supports proposals seeking the adoption of a documented CEO succession planning policy. It is imperative that all companies have succession plans in place. The SEC expects that investment advisers provide for such succession plans in their business continuity programs, and it is logical for us support such proposals barring significant foundation to do otherwise.

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Business Operations *Does not support shareholder proposals that seek to dictate the course, content or direction of business operations. *Does not support proposals asking suppliers, genetic research and food retail companies and restaurants to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients.

Charitable/Political Contributions*Does not support proposals seeking to direct how and to whom the company should make charitable, philanthropic and political contributions. *Does not support proposals seeking to bar the company from making any political contributions. Legislation and rule promulgation significantly impact on the ability to do business. Barring all political contributions could put the company at a competitive disadvantage. *Supports reasonable requests for disclosure of such contributions (except the publishing in newspapers and public media) as an element of the board’s accountability to shareholders, provided it does not entail excessive costs. *Does not support proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Climate Change *Supports proposals seeking increased disclosure regarding the risks of liability and cost to a company’s business operations, financial security and reputation that may result from climate changes caused by green-house gas emissions and “global warming”. Insurers having begun to factor directors’ actions to address the potential risks associated with climate change in the determination to provide directors-and-officers liability coverage, it is equally important that there be increased disclosure to shareowners of how the board plans to address and mitigate these risks.

Director Compensation Approvals *Does not support proposals seeking to establish the annual approval by shareholders of compensation for non-employee directors. If dissatisfied with the levels of compensation being paid our displeasure is expressed by withholding support for the election of the board or the Compensation Committee members in particular. * Supports proposals requesting submission of “golden coffins” to a shareholder vote or to eliminate the practice altogether. Shareholders deserve the opportunity to review and approve or reject corporate policies that could oblige the company to make payments or awards including, but not limited to unearned salary or bonuses, accelerated vesting of unvested equity grants, or other “perks” in lieu of compensation following the death of senior executives. A benefit program or equity plan proposal to which the broad-based employee population is eligible are generally not considered such a “golden coffin”.

Director Governance & Policy *Supports proposals promoting good corporate governance by seeking a majority of non-management, independent directors, and the formation of totally independent audit, nominating and compensation committees. *Supports the elimination of retirement plans for non-management independent directors. *Supports proposals seeking the separation of the offices of Chairman and Chief Executive Officer in order that the structure and style of leadership does not compromise the Chairman’s duty to oversee management or give the CEO undue power to determine corporate policy. As an alternative to requiring the separation of these offices, *Supports the appointment of an independent lead director. In the event of such an appointment, *Does not support the separation of the principal offices. *Does not support the establishment of artificial qualifications for directors such as mandatory retirement age, term limits and minimum stock ownership. The board’s internal self-evaluation of director performance should determine whether a director continues to be qualified for the board. *Does not support proposals requesting the creation of a new standing board committee on social issues unless ISS determines that existing oversight mechanisms (including current committee structure) are grossly insufficient, the level of current board disclosure regarding the issue for which oversight is sought is inadequate, or the company has a record either poor performance or no performance in addressing the underlying social issue.

Director Nomination Processes The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support provided that it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting

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that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? We believe that a minimum of 5% ownership continuously for a two year period is a reasonable threshold for determining substantial, long-term ownership. However, until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we do not support a piecemeal approach to resolving this important governance issue. Accordingly, *Does not support proposals seeking to have multiple nominees for each director position being elected. *Does not support proposals seeking to authorize holders of 3% or more of outstanding shares for at least two years to nominate up to two directors whose names would appear in the company proxy statement, for election to the Board.

Disclosure Issues *Supports proposals seeking disclosure to shareholders on business activities provided there is no excessive cost to the company, the request is reasonable, the information would be of benefit to all shareholders and is not otherwise readily available. *Does not support disclosure when the information being sought is proprietary, confidential, duplicative, excessive or irrelevant to the operation of the company. *Does not support proposals seeking disclosure that exceeds SEC requirements about executive compensation, director nominees or corporate employees’ prior professional service. *Proposals requesting a company report on its energy efficiency policies are reviewed on a case-by-case basis, considering the company’s: current disclosure related to energy efficiency policies, initiatives, and performance measures; level of participation in voluntary energy efficiency programs and initiatives; compliance with applicable legislation and/or regulations regarding energy efficiency; and energy efficiency policies and initiatives relative to industry peers. *Supports proposals requesting a report on company policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, unless ISS determines that: the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; the company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and The company has not been recently involved in relevant significant controversies or violations. *Proposals requesting the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, will be reviewed on a case-by-case basis taking into account guidance and evaluation by ISS. *Guided by the analysis of ISS, proposals requesting reports outlining the potential community impact of company operations in specific regions considering will be reviewed on a case-by-case basis taking into consideration the impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations; and, the degree to which company policies and procedures are consistent with industry norms. *Does not support proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data.

Drug Patent Extension The business decision to request an extension of the patent on a prescription drug is not, per se, an unethical endeavor. While the FTC has ultimate authority to regulate the competition between generic and patent protected drugs, and to insure that any request for patent extension is pursued within the parameters of the pertinent statute (Hatch-Waxman law), it is not an unreasonable request that the board of directors adopt ethical standards for its process of seeking a patent extension and to report to shareholders on such standards. *Supports proposals resolving such a reasonable request.

Election of Directors * Support proposals seeking to have the electoral threshold for directors raised to a majority of shareholders entitled to vote provided the proposal is reasonably crafted, whether binding bylaws and precatory (nonbinding), and further provided that it does not conflict with State law of incorporation . Consideration is given to voting against such a proposal if the company has adopted formal corporate governance principles that present an effective equivalent to the majority voting proposal (including director resignation policies) or if the proposal does not exempt contested elections from the majority standard. Consideration is also given to the company’s history of accountability to shareholders in its governance structure & past actions. *Does not support proposals seeking the adoption of company policy that would forbid any director having more

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than 25 percent of the vote cast for his/her election to the board withheld by shareholders from serving on any key board committee. Having established as policy that directors should receive a 50 percent vote in support of their election to the board, there is little to be gained in establishing additional vote thresholds for being members of key board committees.

Energy & Environmental Issues *Supports proposals promoting the preservation of the global environment by seeking the adoption of the CERES Principles that encourage the company to operate in a manner that protects the environment as well as the safety and health of its employees. If a corporation’s environmental record is proven so poor as to have (or the potential for) a negative economic impact on shareholder value, support may be given to a proposal seeking specific action directed at significantly improving the company’s poor environmental record. *Supports proposals requesting that companies to adopt policies to reduce the danger of potential catastrophic chemical releases at chemical and/or manufacturing plants. Proposals requesting that companies report on such policies will be reviewed on a case-by-case basis in accordance with guidance from ISS.

Equal Employment/Anti-Discrimination *Supports proposals seeking prohibitions against discrimination based on race, color, creed, sex, religion, sexual orientation, labor organization affiliation or activities, or non-job related criteria.

Executive Compensation *Does not support proposals seeking to establish arbitrary limits or caps on executive compensation.*Supports proposals seeking to link compensation to financial performance objectives and/or shareholder value. *Does not support “common sense executive compensation” proposals seeking to establish arbitrary limitations or caps on executive compensation or to dictate the considerations weighed by compensation committees in determining the appropriate levels of competitive compensation programs.*Supports the use of “indexed stock options” having an exercise price indexed or linked to a market or industry peer group stock performance index. *Does not support proposals linking executive compensation to corporate social responsibility performance measures. *Supports proposals seeking annual advisory shareholder votes on executive pay practices. Such “say on pay” proposals are patterned after similar practices in the UK, Sweden and Australia where shareholders exercise a non-binding vote on executive compensation. The expansion of compensation discussion and the Summary Compensation Table now mandated by the SEC should provide shareholders a better understanding of the amounts & types of executive pay as well as the factors considered by the Compensation Committee in establishing such programs. *Supports proposals requesting boards to adopt “pay-for-superior performance” compensation plans for senior executives if the proposal seeks plans that set forth the financial performance criteria (financial or stock price based) to be benchmarked against a reasonable peer group performance and further request that the company exceed the mean performance of the disclosed peer group on the selected criteria. Any long-term equity compensation component of the plan should also specify the performance criteria to be benchmarked against others. The receipt of such equity based compensation must require company performance that exceeds the mean performance of the peer group on the selected criteria. *Supports proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy. *Proposals seeking to expand executive compensation restrictions beyond those contained in the TARP program for companies seeking to participate in the U.S. Treasury Department’s bailout program may be viewed as a symbolic call on companies receiving this relief to adhere to higher compensation standards, a number of which were proposed in earlier drafts of the TARP legislation. The need or desire for compensation restrictions beyond those mandated by statute cannot and should not be applied or adopted in a uniform manner. Accordingly, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS. *Guided by the analysis of ISS, proposals seeking the adoption of a policy requiring any future senior executive severance agreements that provide for payments made upon change in control be “double triggered” and not allowing for accelerated vesting of unvested equity awards will be addressed on a case-by-case basis. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are generally considered poor pay practices and could even result in withheld votes from compensation committee members. The second component of these proposals, the elimination of accelerated vesting, requires consideration of the company’s current treatment of equity in change-of-control situations and current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

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Expensing Stock Options *Does not support proposals seeking to have a company expense future stock options as this would result in the understatement of the true cost of the dilution and would obscure the company’s profitability.

Incorporation Jurisdiction Acknowledging the good governance practices and protections afforded shareholders in the United States, and also noting the financial impact of cost and taxation considerations of incorporating “off shore”, *Does not support proposals seeking to dictate the jurisdiction of incorporation. The determination of where to incorporate is a fundamental business decision balancing the combined economic and governance interests of the shareholders that is best left to the Board of Directors.

International Human Rights *Does not support proposals seeking specific action to promote human rights outside the United States. *Abstain on proposals seeking disclosure about international business activities. *Supports the adoption and implementation of the Global Sullivan Principles in light of their previous significant success in advancing human rights within U.S. corporate operations in South Africa. *Supports that adoption and implementation of the MacBride Principles of Fair Employment in Northern Ireland in light of advancements made within U.S. corporations there to eliminate religious discrimination in employment and hiring. *Supports the adoption and implementation of the China Business Principles as being a logical extension of the Sullivan Principles and the McBride Principles that have been effective in improving both the opportunity and condition of employment for workers.

Majority Voting Standard *Does not support reducing the vote threshold for approval of all issues from two-thirds of the shares eligible to vote to a simple majority of the votes cast. While opposed to “super-majority” thresholds of 75%, we are equally comfortable with shareholder approval by the 2/3 of the shares entitled to vote. Lowering the standard to a simple majority of votes cast could result in a near-controlling shareholder or an otherwise minority group of shareholders exercising undue influence or dictating the course of the company which, in our view, is neither in the best interest of all shareholders nor necessarily representative of their wishes.

Military Issues *Abstain on proposals pertaining to military issues/operations or the production of products used by or created for the military.

Poison Pill *Supports proposals seeking to have the creation of future and the extension of current poison pills be subjected to shareholder approval. The redemption of poison pill should be evaluated on a case-by-case basis, therefore *Does not support proposals that bundle the redemption of an existing pill with the shareholder approval of poison pill adoption.

Prearranged Trading Plans *Supports proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include: adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K; amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board; ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan; reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan; and, an executive may not trade in company stock outside the 10b5-1 Plan. In addition, trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Proxy Process *Does not support proposals seeking to expand the means or criteria for shareholders to gain access to or inclusion in issuer proxy materials unless such modification of process is done pursuant to SEC Rule uniformly applicable to all corporations. *Supports proposals seeking to establish an engagement process between the board of directors and proponents of shareholder proposals that have been supported by a majority of the votes cast.

Radioactive Waste Recognizing that all policies and procedures regarding radioactive waste must comply with regulations promulgated by the NRC, *Supports proposals seeking a renewal or new review of company policy in order to implement processes to reduce vulnerability to catastrophic nuclear accidents as being reasonable and as not imposing undue burden or costs on the company.

B-10

Severance Agreement Approval *Supports shareholder approval of severance packages that will provide for benefits greater than 2.5 times compensation (salary & bonus).

Share Retention *Supports proposals seeking the board of directors to adopt a policy requiring that directors and/or executives retain a percentage of shares acquired through equity compensation programs during their employment. However, *Does not support proposals that seek to establish a minimum percentage of shares to be retained. While the percentage should be relatively high, the board of directors should determine what is appropriate for the particular equity compensation programs of the company. *Does not support proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. However, *Supports such a proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks. *Does not support proposals that seek to require the retention by executives of a significant percent of equity awards obtained through compensation plans for a designated period of years after retirement. Ideally the companies have rigorous stock ownership guidelines and a holding period requirement that encourages significant long-term ownership and meaningful retention as long as executives are employed with the firm. With retirement, such guidelines and requirements should only be applicable to shares recently granted upon retirement. In our view, imposing additional or further restrictions on previously vested shares is inappropriate.

Succession Planning *Supports proposals requesting the board to adopt and disclose the nature of the company succession plan for management. It is imperative that all companies have succession plans in place. It is equally imperative the proprietary and private details of such a plan remain confidential. There can be a balance between keeping shareholders informed of the process and maintaining competitively sensitive information. Unless the proposal is unreasonable in its request for information and material to be disclosed, support should be given to the adoption of a succession program policy and disclosure.

Supplemental Executive Retirement Plans (SERPs) *Supports proposals requesting shareholder approval of extraordinary benefits contained in SERP agreements unless the benefits in the executive pension plan are not excessive when compared to those offered in employee-wide plans. *Supports proposals seeking to limit SERP benefits by limiting the “qualified compensation” used to establish such benefits to the executive’s annual salary, exclusive of any incentive or bonus pay.

Tobacco *Does not support proposals advocating the disinvestment of tobacco operations or to otherwise effect the production of tobacco related products. *Supports proposals that seek either a uniform international warning system on the health risks of tobacco use or increased corporate public education activities regarding the health risks of tobacco use. *Review on a case-by-case basis proposals pertaining to issues such as youth smoking, cigarette smuggling and internet sale of cigarettes.

Workers’ Rights *Supports proposals directed at the fair treatment of workers and their labor organizations seeking labor/management cooperation and enhance labor/management relations. *Supports the adoption of workplace codes of conduct and rights of employment protecting against child or compulsory labor, discrimination and freedom of association, such as those included in the ILO Conventions, which are in conformance or even may exceed the local law of a foreign jurisdiction. The fundamental rights of employment protection and workplace safety should be uniformly available to all workers engaged in the production of products and services sold by U.S. corporations regardless of the geographic location of the factory or plant.

Revision History

Policy Adopted	06/01/03
Policy Expansion	04/16/04
Policy Revisions	05/17/04	04/07/05	03/29/06	02/05/07	03/28/08	04/20/09	05/05/10	01/20/11	10/11/12	04/03/13
	06/04/04	05/17/05		02/23/07				04/20/11	12/13/12
	08/19/04			03/21/07
04/09/07

B-11